                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 20, 2001

                               ACADIA REALTY TRUST

             (Exact name of registrant as specified in its charter)


           Maryland                        1-12002               23-2715194
       (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)          File Number)         Identification No.)



                            20 Soundview Marketplace
                         Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

                                 (516) 767-8830
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1 Quarterly Supplemental Disclosure - September 30, 2001

ITEM 9. Regulation FD Disclosure

The Registrant, Acadia Realty Trust, hereby makes available as an exhibit to this filing, supplemental information concerning the ownership, operations and portfolio of the Registrant as of September 30, 2001. The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ACADIA REALTY TRUST
                                  (Registrant)



Date: November 20, 2001                     By: /s/ Perry Kamerman
                                                --------------------------------
                                                Name: Perry Kamerman
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                                                          [LOGO]


                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                           SEPTEMBER 30, 2001

                            Table of Contents
                            -----------------

                                                                   Page                                                        Page
                                                                   ----                                                        ----
                          Section I - Overview


Company Information                                                  2              Balance Sheets                              16

Quarterly Highlights                                                 3              Selected Operating Ratios                   17

Portfolio Snapshot                                                   4              Debt Analysis - Wholly Owned and
                                                                                    Unconsolidated Subsidiaries                 18
Organizational Chart                                                 5
                                                                                    Debt Maturity Schedule                      20
Executive Management Team                                            6
                                                                                    Unencumbered Properties                     21

          Section II - Net Asset Valuation(1)                                            Section IV - Portfolio information

Net Asset Value Summary                                              7              Portfolio Overview - By Region and
                                                                                    Property Type                               22

Net Asset Value Calculation                                          8              Commercial Properties by Region - Summary   23

                   Section III - Financial Information                              Commercial Properties by Region - Detail    24

Market Capitalization                                                9              Top 25 Tenants                              28

Shareholder Information                                             10              Anchor Tenant Summary                       29

Operating Statements - Including Joint Venture Activity             11              Lease Expirations                           36

Operating Statements - Current v. Historical                        12              Residential Properties                      40

Operating Statements - by Segment (Retail & Multi-Family)           13              Properties under Redevelopment              41

Net Operating Income - Same Property Performance                    14

Funds from Operations                                               15

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2000. NAV is computed at the end of each year and will be updated during the year if, based on management's assessment, a significant change in any of the determinants of NAV occurs.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                                                                          [LOGO]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

              Company Information
              -------------------

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 84% controlled by Acadia as of September 30, 2001.

As of September 30, 2001, Acadia owns or has an ownership interest in fifty-four properties, consisting of fourty-eight neighborhood and community shopping centers, one enclosed mall, one mixed-use property (a retail/residential property) and four multi-family properties, all located in the Eastern and Midwestern regions of the United States. Four of the above shopping centers are currently under redevelopment.

Corporate Headquarters                20 Soundview Marketplace              Research Coverage             Credit Suisse First Boston
                                      Port Washington, NY 11050-2221                                      Larry Raiman
                                                                                                          (212) 892-2380
New York Stock Exchange               Symbol AKR

Web Site                              www.acadiarealty.com                  Investor Relations            Jon Grisham
                                                                                                          Vice President
                                                                                                          (516) 767-7550
                                                                                                          jgrisham@acadiarealty.com

                                                                          [LOGO]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001




                                   Highlights
                                   ----------

o FFO for the third quarter ended September 30, 2001 was $7.3 million, or $0.21 per share (both basic and fully diluted), compared with recurring FFO of $7.2 million, or $0.20 per share for the quarter ended September 30, 2000. FFO for third quarter 2000 included non-recurring lease termination income of $200,000, or $0.01 per share, in connection with the redevelopment project at the Abington Towne Center. FFO for the nine months ended September 30, 2001 was $21.7 million, or $0.63 per share. This compares with recurring FFO of $22.0 million, or $0.62 per share for the same period in 2000. FFO for the nine months ended September 30, 2000 included non-recurring lease termination income of $2.0 million, or $0.05 per share, associated with the above-mentioned project.

o Within the Company's core portfolio, occupancy (including the Crossroads joint venture property) was 92.9%, which was unchanged from second quarter 2001. The core portfolio, as previously defined by the Company, is comprised of 30 community and neighborhood shopping centers that are predominantly supermarket or discount retailer anchored and situated in high quality locations with, in many cases, limited competition in the local retail market.

o During the third quarter and into October 2001, Acadia made significant strides at three of its redevelopment properties. Accomplishments included the grand opening of a 158,000 square foot Target store at the Abington Towne Center in suburban Philadelphia. Acadia had previously sold this portion of the property to Target Corporation in December 2000. Wal*Mart opened a store in 89,000 square feet at the redevelopment and reanchoring project at the Methuen Shopping Center in Methuen, Massachusetts. Wal*Mart replaces the previous anchor, Caldor, whose lease was acquired by the Company in connection with Caldor's bankruptcy. At a third redevelopment project in South Burlington, Vermont, the Company executed a lease for a 66,000 square foot Shaw's supermarket, which replaces a former 32,000 undersized Grand Union supermarket at the center. Additional leasing activity within the core portfolio also included the opening of a 30,000 square foot Marshalls store at the Bloomfield Towne Square in Bloomfield Hills, Michigan.

o The Company continued its progress with the non-core disposition program with the sale of two more retail properties. Following these completed sales and two additional properties currently under contract for sale, the Company will have executed on approximately 75% of the net value of its planned dispositions. Acadia completed the sale of the Wesmark Plaza, a 207,000 square foot shopping center located in Sumter, South Carolina. The Company also sold the Tioga West shopping center, a 122,000 square foot center anchored by an Ames department store and Penn Traffic supermarket. Additionally, Acadia signed two sales contracts during the third quarter to sell a non-core shopping center, the Union Plaza, which is also anchored by an Ames store, and a 463-unit apartment complex located in Greenbelt, Maryland.

o During the third quarter the Company completed two interest rate swap transactions. These agreements effectively fix the interest rate on $50 million of the Company's variable-rate debt at a blended rate of 6.4% for a weighted average term of approximately four years.

o As previously announced in early October, Acadia formed a new joint venture during the third quarter with four of its key institutional investors. Under the terms of the joint venture agreement, Acadia and the investors will contribute $20 million and $70 million, respectively, and will seek to acquire up to $300 million of real estate assets, focusing on neighborhood and community shopping centers. Acadia will earn a pro-rata return on its invested equity and fees for construction, leasing and asset management services. Acadia also has the opportunity to earn additional amounts based on certain investment return thresholds.

o Commenting on the results for the quarter, Kenneth Bernstein, Chief Executive Officer, noted, "While we are focused on the continuing softening economy and its potential impact on the Company, we remain pleased with the performance of our core portfolio and our team's progress in implementing our key initiatives. The defensive profile of our necessity-based, supermarket and discount retailer anchored shopping centers has enabled our same property net operating income for our core portfolio to continue to grow and our occupancy at these centers to remain stable. However, we think it is prudent to remain cautious and anticipate a further weakening in the economy in the future. Nevertheless, we believe that the contributions to earnings from our redevelopment pipeline as well as lower cost debt should help to counterbalance the possible effects from the economic downturn. Additionally, the success of our non-core disposition program continues to improve the quality of our earnings and the strength of our balance sheet. Most importantly, our new joint venture, in partnership with some of our current key institutional investors, enables Acadia to take advantage of the investment opportunities that are beginning to present themselves in the current environment."

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001


                               Portfolio Snapshot
                               ------------------


Dayton, OH
Wilkes-Barre, PA                        [MAP OMITTED]
Woonsocket, RI

Headquarters - New York

Headquarters
Regional Offices
Retail Properties
Multi-Family Properties


-------------------------------------------------
 50 retail and 4 multi-family properties

 Approximately 10.4 million square feet of GLA

 19 Eastern and Midwestern states represented
-------------------------------------------------

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                                 Management Team
                                 ---------------


                                                            Ross Dworman
                                                              Chairman
                                                                 |
                                                                 |
                                                        Kenneth F. Bernstein
                                                       Chief Executive Officer
                                                            and President
                                                                 |
                                                                 |
                                                                 |
                                                                 |
         -----------------------------------------------------------------------------------------------------------------------
         |                         |                                     |                                          |
         |                         |                                     |                                          |
     Acquisitions               Leasing                                Retail                                 Construction
         |                         |                                 Management                                   and
         |                         |                                     |                                     Development
    Joel Braun             Timothy J. Bruce                      Joseph Napolitano                                  |
       Sr. VP,              Sr. VP, Dir. of                       Sr. VP, Retail                              Joseph Hogan
    Acquisitions             Leasing and                            Management                               Sr. VP, Dir. of
         |                  Redevelopment                                |                                    Construction
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                  Joseph Povinelli                       Robert Scholem                                   |
         |                    VP, Leasing                           VP, Property                                    |
         |                         |                                 Management                                     |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                     |                                          |
         |                         |                                 Regional                                  Construction
     Joseph Ginex           Regional Leasing                        Management                                 Supervision
      Associate             4 Representatives                       4 Managers                                2 Supervisors
                                                                         |
                                                                         |
                                                                         |
                                                                      Onsite
                                                                     Management
                                                                    2 Managers


[RESTUBBED]

       ------------------------------------------------------------------------
       |                                                      |
       |                                                      |
       |                                                      |
       |                                                 Finance and
     Legal                                                  Asset
       |                                                  Management
       |                                                      |
  Robert Masters                                        Perry Kamerman
 Sr. VP, General                                        Sr. VP, Chief
    Counsel                                          --Financial Officer----
       |                                             |          |          |
       |                                             |          |          |
   Carol Smrek                                  Arnold        Maggie Hui    Jon Grisham
   VP, Counsel                                Wachsberger  VP, Controller   VP, Dir. of ----------------------|
       |                                      VP, Finance                Financial Reporting                  |
       |                                                        |                  |                          |
       |                                                        |                  |                          |
  Karen Yamrus                                             Richard Hartmann       Sr. Lease Admin.         Mardi Cezveci
  Asst. VP, Sr.                                          Assistant Controller    2 Individuals          Mgmt. Information
   Paralegal                                                                                                Systems



                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                            Executive Management Team
                            -------------------------
Ross Dworman                         Chairman of the Board           Mr. Dworman assists with long-term strategic planning for the
                                                                     Company. Mr. Dworman was President and Chief Executive Officer
                                                                     of RD Capital, Inc. from 1987 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia
                                                                     Realty Trust. From 1984 to 1987, Mr. Dworman was an associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc. Mr. Dworman
                                                                     received his Bachelor of Arts Degree from the University of
                                                                     Pennsylvania.

Kenneth F. Bernstein              Chief Executive Officer and        Mr. Bernstein is responsible for strategic planning as well as
                                   President                         overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from
                                                                     1990 until the merger of RD Capital with Mark Centers Trust in
                                                                     August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of
                                                                     RD Capital and its management companies, Acadia Management
                                                                     Company LLC and Sound View Management LLC. Prior to joining RD
                                                                     Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of
                                                                     Vermont and his Juris Doctorate from Boston University School of Law.

Joel Braun                           Senior Vice President,          Mr. Braun is responsible for the sourcing and financial
                                      Acquisitions                   analysis of acquisition properties for Acadia. Previously, Mr.
                                                                     Braun was Director of Acquisitions and Finance for Rosenshein
                                                                     Associates, a regional shopping center developer based in New
                                                                     Rochelle, New York. During this time, Mr. Braun was
                                                                     instrumental in the initiation and formation of Kranzco Realty
                                                                     Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in
                                                                     Business Administration from Boston University and a Master's
                                                                     Degree in Planning from John Hopkins University.

Timothy J. Bruce                     Senior Vice President,          Mr. Bruce joined Acadia Realty Trust in December 1998 as Senior
                                      Director of Leasing            Vice President, Director of Leasing. Mr. Bruce has more than 14 years of redevelopment and leasing experience. From April 1996 until joining Acadia Realty in December 1998, Mr. Bruce served as Vice President of the Strip Center Leasing Department at
                                                                     Pennsylvania Real Estate Trust where he was responsible for coordinating all leasing activity for the 4.5 million square foot strip center portfolio. From 1985 to 1996, Mr. Bruce was with Equity Properties and Development, L.P. as Senior Vice
                                                                     President, Real Estate, his responsibilities included the
                                                                     management of the day-to-day activities of the Real Estate,
                                                                     Construction, and Merchant Coordination Departments. Mr. Bruce
                                                                     received a Bachelor of Arts Degree from the University of
                                                                     Illinois at Chicago School of Architecture and a Masters of
                                                                     Management from the J. L. Kellogg Graduate School of Business at Northwestern University.

Joseph Hogan                       Senior Vice President,            Most recently, Mr. Hogan served as Vice President with Kimco
                                    Director of Construction         Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and
                                                                     commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining
                                                                     Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Perry Kamerman                     Senior Vice President,            Mr. Kamerman oversees all the financial activities and asset
                                    Chief Financial Officer          management functions. Previously, he was the Chief Financial
                                                                     Officer of RD Capital, Inc. and its affiliates from 1995 until the merger of RD Capital with Mark Centers Trust in August of
                                                                     1998, forming Acadia Realty Trust. From 1984 to 1994, Mr.
                                                                     Kamerman served as the Controller and the Director of Asset
                                                                     Management for the American Continental Properties Group, an
                                                                     international real estate investment and development firm whose assets exceeded $1 billion. Prior to this, he was an audit manager at E&Y Kenneth Leventhal Real Estate Group. Mr.
                                                                     Kamerman is a Certified Public Accountant and received a
                                                                     Bachelor of Science in Accounting from the City University of
                                                                     New York in 1977.

Robert Masters, Esq.                 Senior Vice President,          Prior to joining Acadia in December 1994, Mr. Masters was
                                      General Counsel,               General Counsel for API Asset Management for over five years,
                                     Corporate Secretary             Senior Vice President Deputy General Counsel for European
                                                                     American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New
                                                                     York and a J.D. from New York University Law School. Mr.
                                                                     Masters is also a member of the New York Bar.

Joseph M. Napolitano,                Senior Vice President,          Mr. Napolitano is responsible for overseeing the retail
CPM                                    Director of Retail            property management department for Acadia Realty Trust.
                                      Property Management            Prior to joining Acadia in 1995, Mr. Napolitano was employed by
                                                                     Rosen Associates Management Corp. as a Senior Property Manager
                                                                     overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr.
                                                                     Napolitano holds a Bachelor's in Business Administration from
                                                                     Adelphi University, Garden City, NY; and is a Certified
                                                                     Property Manager by the Institute of Property Management
                                                                     (IREM). Mr. Napolitano is also a member of the New York State
                                                                     Association of Realtors (NYSAR) International Council of
                                                                     Shopping Center (ICSC), Commercial Investment Real Estate
                                                                     Institute (CIREI), and the Building Owners and Managers
                                                                     Institute (BOMI).

                                                                          [LOGO]
                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2000



                             PORTFOLIO BREAKDOWN AND
                        NET ASSET VALUE ('NAV') ANALYSIS
                        --------------------------------

                                                                                Private Basis
                                                     Number of                    Composite
                                                     Properties    % of GLA    Cap Rate Range(B)   % of GAV    % of NAV   % of Debt
                                                     ----------    --------    -----------------   --------    --------   ---------
Core Retail Portfolio

Stabilized                                               26            46%     9.50%  to  10.50%        63%        65%       62%

Redevelopments(C)                                         4             5%      n/a   --   n/a           7%        12%        2%
                                                     ----------    --------    -----      ------   --------    --------   ---------
                     Total Core Portfolio                30            51%     9.50%  to  10.50%        70%        77%       64%
                                                     ----------    --------    -----      ------   --------    --------   ---------


Non-Core Portfolio(D)

Retail                                                   22            30%     12.00% to  13.00%        14%        11%       16%

Residential                                               5            19%      8.50% to   9.50%        16%        12%       20%
                                                    -----------    --------    ------     ------   --------    --------   ---------
                     Total Non-Core Portfolio(A)         27            49%     10.00% to  11.00%        30%        23%       36%
                                                    -----------    --------    ------     ------   --------    --------   ---------
Total Portfolio                                          57           100%      9.75% to  10.75%       100%       100%      100%
                                                    ===========    ========    ======     ======   ========    ========   =========
Equivalent Public Basis                                                        10.76% to  11.87%
                                                                               ======     ======

Notes:

(A) The Company's core portfolio ("Core Portfolio") is comprised of 26 stabilized and four redevelopment retail properties located in the Northeast, Midwest and Mid-Atlantic regions. The remaining 22 retail and four multi-family assets are considered non-core ("Non-Core Portfolio") and are either currently being marketed or are slated for future disposition (see note D for update on non-core dispositions).

(B) Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less: (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and (3) 4% imputed management fees on effective rents. The above capitalization rates are based on those currently in place and are subject to future changes.

(C) Redevelopment properties (see discussion of these properties in this supplement) are valued at 110% of net book value.

(D) The above valuation has not been adjusted in this 2001 Supplement to reflect the disposition of:
      i) the Marley Run Apartment complex which was sold during June 2001 for a gross sales price of $27,400,000. The associated debt as of December 31, 2000 was $14,230,000.
      ii) the Wesmark Plaza which was sold during August 2001 for a gross sales price of $5,750,000 with no associated debt.
      iii) the Tioga West shopping center which was sold during October 2001 for a gross sales price of $3,200,000 with no associated debt.

Reference the following page for additional notes related to the portfolio valuation.

                                                                          [LOGO]


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 2000(1)

                       Net Asset Value ('NAV') Calculation
                       -----------------------------------
                             (amounts in thousands)

                                                                                                           All
                                                                                Notes                   Properties
                                                                                -----                   ----------
                                                        Number of Properties                                57

Net Operating income ("NOI") for the quarter ended December 31, 2000
 ("Quarterly NOI"):

    Consolidated Properties                                                      (2)                    $   15,476
    Unconsolidated Joint Ventures                                                (2)                           686
                                                                                                        ----------
                           Total Quarterly NOI                                                              16,162

Less adjustments to Quarterly NOI:
  (a) Current quarter disposition                                                                             (926)
  (b) Redevelopment properties                                                                                (512)
  (c) Other adjustments to quarterly NOI                                                                      (574)
                                                                                                        ----------

Adjusted quarterly NOI                                                                                      14,150
                                                                                                                x4
                                                                                                        ----------
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and
 redevelopments)                                                                (4,7)                       56,600

Structural reserves                                                              (3)                        (1,872)
Imputed management fees (4%)                                                                                (3,447)
                                                                                                        ----------


PRIVATE BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and
redevelopments)                                                                                         $   51,281
                                                                                                        ==========




CAP RATE RANGES USED FOR VALUATION (Excluding Redevelopments):                   (5)
   Private Basis                                                                             10.75%                          9.75%
   Equivalent Public Basis                                                                   11.87%                         10.76%
                                                                                             -----                          -----

Gross market value of real estate (excluding redevelopments)                               477,033                        525,959
Redevelopment properties                                                         (6)        35,000                         35,000
Value of other net assets                                                        (8)        21,186                         21,186
                                                                                         ---------                       --------
GROSS MARKET VALUE OF ASSETS                                                               533,219                        582,145

Mortgage debt - Consolidated properties                                                   (277,113)                      (277,113)
              - Unconsolidated Joint Ventures                                              (16,974)                       (16,974)

Preferred equity and Minority interest in majority owned
   partnerships                                                                             (4,712)                        (4,712)
                                                                                         ---------                       --------

NET MARKET VALUE OF ASSETS                                                                 234,420                        283,346

Common shares and units outstanding as of December 31, 2000                                 34,955                         34,955
                                                                                         ---------                       --------

NAV PER COMMON SHARE                                                             (4)     $    6.71                       $   8.11
                                                                                         =========                       ========

                 Core Properties                                            Non-Core Properties
  ---------------------------------------------         ------------------------------------------------------------------
             26                     4                               22                     5

         Stabilized           Redevelopments                      Retail              Residential        Sold in 2000
         ----------           --------------                      ------              -----------        ------------
         $    8,886           $          512                      $2,826              $     2,326               $ 926
                686                        -                           -                        -                   -
         ----------           --------------                      ------              -----------        ------------
              9,572                      512                       2,826                    2,326                 926


                                                                                                                 (926)
                                        (512)
               (414)                       -                        (163)                       3                   -
         ----------           --------------                      ------              -----------        ------------

              9,158                        -                       2,663                    2,329                   -
                 x4                        -                          x4                       x4                   -
         ----------           --------------                      ------              -----------        ------------
             36,632                        -                      10,652                    9,316                   -

               (722)                       -                        (468)                    (682)                  -
             (2,165)                       -                        (659)                    (623)                  -
         ----------           --------------                      ------              -----------        ------------

         $   33,745           $            -                      $9,525              $     8,011        $          -
         ==========           ==============                      ======              ===========        ============
                                                                                                 (9)

 ................................................................................

Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2000. NAV is computed at the end of each year and will be updated during the year only if a significant change in any determinant of NAV occurs.

(2) NOI's exclude an aggreagate $321 of straight-line rents and $35 of non-recurring items.

(3) Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(4) The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties. Transaction costs associated with the disposition of non-core properties are estimated to range from $0.10 to $0.15 per share

(5) The above capitalization rates are based on those currently in place and are subject to future changes.

(6) Redevelopment properties are valued at 110% of their net book value

(7) Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

(8) Value of other net assets at December 31, 2000 is comprised of the following:

    Cash and cash equivalents                                        $ 22,167
    Cash in escrow                                                      5,213
    Rents receivable, net of allowance and unbilled
     (straight-line) rent of $4,098                                     5,569
    Prepaid expenses                                                    2,905
    Other Assets (Less Furn. & Fixt. And other intangible)              1,568
    Due to related parties                                               (111)
    Accounts payable and accrued expenses                              (7,705)
    Distributions payable                                              (4,241)
    Other liabilities                                                  (4,179)
                                                                     --------
                                                                     $ 21,186
                                                                     ========

(9) The above valuation has not been adjusted in this 2001 Supplement to reflect the 2001 dispositions of i) the Marley Run apartment complex sold during June 2001 for a gross sales price of $27,400,000 (the associated debt as of December 31, 2000 was $14,230,000) and ii) the Wesmark Plaza in August 2001 for a gross sales price of $5,750,000 (no associated debt) and iii) the Tioga West shopping center which was sold during October 2001 for a gross sales price of $3,200,000 (no associated debt).

 ................................................................................

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                           Total Market Capitalization
                           ---------------------------

                                                                                                                   Percent of
                                                                      Percent of                                  Total Market
                                                                     Total Equity                                Capitalization
                                                                     ------------                                --------------
Total Common Shares Outstanding                                         82.8%                     28,448,699(1)
Common O.P. Units                                                       16.3%                      5,625,950
                                                                                                ------------
Combined Common Shares and O.P. Units                                                             34,074,649

Market Price as September 30, 2001                                                              $       6.49
                                                                                                ------------

Equity Capitalization - Common Shares and O.P. Units                                             221,144,472

Preferred O.P. Units - at cost (2)                                        0.9%                      2,212,000
                                                                         ----                   ------------

Total Equity Capitalization                                             100.0%                   223,356,472         47.0%
                                                                        ======

Debt Capitalization                                                                              251,897,322         53.0%
                                                                                                ------------         ----

Total Market Capitalization                                                                     $475,253,794        100.0%
                                                                                                ============        =====




Weighted Average Outstanding Common Shares and O.P. Units
---------------------------------------------------------

                                                                        Common
                                                                       Shares(1)                 O.P. Units           Total
                                                                       -------                   ----------           -----
Quarter ended September 30, 2001 - Primary and Diluted                28,488,712                   5,628,091       34,116,803
Year-to-date September 30, 2001  - Primary and Diluted                28,224,716                   6,227,938       34,452,654

Quarter ended September 30, 2000 - Primary and Diluted                26,789,666                   8,754,294       35,543,960
Year-to-date September 30, 2000  - Primary and Diluted                25,839,334                   9,903,318       35,742,652


Notes:
(1) As of September 30, 2001, the Company had purchased 1,840,042 shares (net of reissuance of 86,063 shares) under its Stock Repurchase Program

(2) In connection with the acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit


                          Total Market Capitalization

Variable-
Rate Debt *
  16.4%

Common
 Shares
 38.8%
                                [GRAPHIC OMITTED]
Fixed-Rate
 Debt *
 36.6%

 Preferred
O.P. Units
   0.5%

  Common
O.P. Units
   7.7%






* Fixed-rate debt includes $50 million of notional principal fixed through swap transactions and conversely, variable-rate debt excludes this amount.

                                                                          [LOGO]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                             Shareholder Information
                             -----------------------

             Twelve Largest Institutional/Non-Retail Shareholders(1)
                                                                                                         Percent of Out-
Shareholder                                                                             Shares Held      standing Shares
-----------------------------------------------------                                   -----------      ----------------
Yale University                                                                           6,155,092           21.6%
Rothschild Realty Investors II L.L.C.                                                     3,266,667           11.5%
Howard Hughes Medical Institute                                                           2,266,667            8.0%
Stanford University                                                                       2,133,333            7.5%
Harvard Private Capital Realty, Inc.                                                      2,000,000            7.0%
The Vanderbilt University                                                                 1,346,647            4.7%
TRW Master Trust                                                                          1,200,000            4.2%
Carnegie Corporation of New York                                                            942,653            3.3%
Brown University                                                                            687,823            2.4%
CS First Boston Inc.                                                                        426,000            1.5%
Yale University Retirement Plan                                                             403,994            1.4%
First Manhattan Capital Management                                                          348,555            1.2%
                                                                                        -----------           ----
Total of Twelve Largest Institutional/Non-Retail Shareholders                            21,177,431           74.4%
                                                                                        ===========           ====

Total of all Institutional/Non-Retail Shareholders                                       22,223,769           78.1%
                                                                                        ===========           ====


                              Operating Partnership
                                Unit Information
                                ----------------

                                                                                          Percent
                                                                                    of Total O.P. Units
                                                                                    -------------------
Institutional/Non-Retail O.P. Unit Holders                              2,972,488           52.8%
Employee/Director O.P. Unit Holders                                     1,722,662           30.6%
Other O.P. Unit Holders                                                   930,800           16.5%
                                                                         --------          -----
Total O.P. Units                                                        5,625,950          100.0%
                                                                       ==========          =====



(1) Based on Schedule 13F filings with the U.S. Securities and Exchange
    Commission



                   Total Share/O.P. Unit Ownership (Combined)




                               [GRAPHIC OMITTED]




74% Institutional/Non-Retail Share &
    O.P. Unit Holders

18% Retail Shareholders

5%  Employee/Director O.P.
    Unitholders

3%  Other O.P. Unitholders

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001


         Statements of Operations - Including Joint Venture Activity 1
                        Current Year-to-Date - by Quarter
                                 (in thousands)

                                                                            --------------------------------------------------------
                                                                                                    Year-to-Date
                                                                                                      9 months
                                                                                                  ended September 30,
                                                                                                         2001
                                                                            --------------------------------------------------------
                                                                               Wholly Owned               JV                Total
                                                                               ------------             ------            --------

PROPERTY REVENUES
Minimum rents                                                                  $     50,191             $1,816            $ 52,007
Percentage rents                                                                      1,381                 70               1,451
Expense reimbursements                                                               10,305                752              11,057
Other property income                                                                   554                 37                 591
                                                                               ------------             ------            --------
                                                                                     62,431              2,675              65,106
                                                                               ------------             ------            --------

PROPERTY EXPENSES
Property operating                                                                   12,981                330              13,311
Real estate taxes                                                                     8,458                456               8,914
                                                                               ------------             ------              ------
                                                                                     21,439                786              22,225
                                                                               ------------             ------             -------

NET OPERATING INCOME - PROPERTIES                                                    40,992              1,889              42,881


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                        (2,791)                 -              (2,791)
General and administrative                                                           (3,697)                 -              (3,697)
Interest income                                                                         667                  -                 667
Management income                                                                       401                  -                 401
Straight-line rent (net of write-offs)                                                  604                (19)                585
Other income                                                                             17                  -                  17
                                                                               ------------             ------            --------

EBIDTA                                                                               36,193              1,870              38,063

Depreciation and amortization                                                       (14,737)              (492)            (15,229)
Interest expense                                                                    (14,441)              (964)            (15,405)
Adjustment of carrying value of property held for sale                              (14,756)                 -             (14,756)
Gain on sale of properties                                                            8,280                  -               8,280
                                                                               ------------             ------            --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal                                 539                414                 953

Extraordinary item - Loss on early extinguishment of debt                              (140)                 -                (140)
Minority interest                                                                      (550)                 -                (550)
Cumulative effect of a change in accounting principal (FAS 133)                        (149)                 -                (149)
                                                                               ------------             ------            --------

NET INCOME                                                                     $       (300)            $  414            $    114
                                                                               ============             ======            ========

                               [RESTUBBED TABLE]

                                                                            --------------------------------------------------------
                                                                                                      Current Quarter
                                                                                                         3 months
                                                                                                      ended September 30,
                                                                                                            2001
                                                                            --------------------------------------------------------
                                                                                   Wholly Owned              JV              Total
                                                                                   ------------             -----           -------
PROPERTY REVENUES
Minimum rents                                                                      $     16,351             $ 598          $ 16,949
Percentage rents                                                                            290                 6               296
Expense reimbursements                                                                    3,258               255             3,513
Other property income                                                                       162                 8               170
                                                                                   ------------             -----          --------
                                                                                         20,061               867            20,928
                                                                                   ------------             -----          --------

PROPERTY EXPENSES
Property operating                                                                        4,013               102             4,115
Real estate taxes                                                                         2,840               152             2,992
                                                                                   ------------             -----          --------
                                                                                          6,853               254             7,107
                                                                                   ------------             -----          --------

NET OPERATING INCOME - PROPERTIES                                                        13,208               613            13,821


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                              (804)                -              (804)
General and administrative                                                               (1,156)                -            (1,156)
Interest income                                                                             261                 -               261
Management income                                                                           151                 -               151
Straight-line rent (net of write-offs)                                                       40                (9)               31
Other income                                                                                  -                 -                 -
                                                                                   ------------             -----          --------

EBIDTA                                                                                   11,700               604            12,304

Depreciation and amortization                                                            (4,837)             (164)           (5,001)
Interest expense                                                                         (4,382)             (315)           (4,697)
Adjustment of carrying value of property held for sale                                  (14,756)                -           (14,756)
Gain on sale of properties                                                                1,245                 -             1,245
                                                                                   ------------             -----          --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal                                 (11,030)              125           (10,905)

Extraordinary item - Loss on early extinguishment of debt                                     -                 -                 -
Minority interest                                                                         1,636                 -             1,636
Cumulative effect of a change in accounting principal (FAS 133)                              -                 -                 -
                                                                                   ------------             -----          --------

NET INCOME                                                                         $     (9,394)            $ 125          $ (9,269)
                                                                                   ============             =====          =========

                               [RESTUBBED TABLE]

                                                                                ----------------------------------------------------
                                                                                                     Previous Quarters
                                                                                                        3 months
                                                                                                       ended June 30,
                                                                                                           2001
                                                                                ----------------------------------------------------
                                                                                   Wholly Owned              JV              Total
                                                                                   ------------             -----          --------

PROPERTY REVENUES
Minimum rents                                                                      $     16,631             $ 609          $ 17,240
Percentage rents                                                                            359                 -               359
Expense reimbursements                                                                    3,138               261             3,399
Other property income                                                                       162                14               176
                                                                                   ------------             -----          --------
                                                                                         20,290               884            21,174
                                                                                   ------------             -----          --------

PROPERTY EXPENSES
Property operating                                                                        3,675               103             3,778
Real estate taxes                                                                         2,818               152             2,970
                                                                                   ------------             -----          --------
                                                                                          6,493               255             6,748
                                                                                   ------------             -----          --------

NET OPERATING INCOME - PROPERTIES                                                        13,797               629            14,426


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                            (1,082)                -            (1,082)
General and administrative                                                               (1,352)                -            (1,352)
Interest income                                                                             240                 -               240
Management income                                                                           144                 -               144
Straight-line rent (net of write-offs)                                                      327                (7)              320
Other income                                                                                 17                 -                17
                                                                                   ------------             -----          --------

EBIDTA                                                                                   12,091               622            12,713

Depreciation and amortization                                                            (4,936)             (164)           (5,100)
Interest expense                                                                         (4,781)             (321)           (5,102)
Adjustment of carrying value of property held for sale                                        -                 -                 -
Gain on sale of properties                                                                7,035                 -             7,035
                                                                                   ------------             -----          --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal                                   9,409               137             9,546

Extraordinary item - Loss on early extinguishment of debt                                     -                 -                 -
Minority interest                                                                        (1,746)                -            (1,746)
Cumulative effect of a change in accounting principal (FAS 133)                               -                 -                 -
                                                                                   ------------                --          --------

NET INCOME                                                                         $      7,663             $ 137          $  7,800
                                                                                   ============             =====          ========

                               [RESTUBBED TABLE]

                                                                                ----------------------------------------------------
                                                                                                   Previous Quarters
                                                                                                         3 months
                                                                                                       ended March 31,
                                                                                                            2001
                                                                                ----------------------------------------------------
                                                                                   Wholly Owned              JV              Total
                                                                                   ------------             -----          --------

PROPERTY REVENUES
Minimum rents                                                                      $     17,209             $ 609          $ 17,818
Percentage rents                                                                            732                64               796
Expense reimbursements                                                                    3,909               236             4,145
Other property income                                                                       230                15               245
                                                                                   ------------             -----
                                                                                         22,080               924            23,004
                                                                                   ------------             -----          --------

PROPERTY EXPENSES
Property operating                                                                        5,293               125             5,418
Real estate taxes                                                                         2,800               152             2,952
                                                                                   ------------             -----
                                                                                          8,093               277             8,370
                                                                                   ------------             -----          --------

NET OPERATING INCOME - PROPERTIES                                                        13,987               647            14,634


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                              (905)                -              (905)
General and administrative                                                               (1,189)                -            (1,189)
Interest income                                                                             166                 -               166
Management income                                                                           106                 -               106
Straight-line rent (net of write-offs)                                                      237                (3)              234
Other income                                                                                  -                 -                 -
                                                                                   ------------                -

EBIDTA                                                                                   12,402               644            13,046

Depreciation and amortization                                                            (4,964)             (164)           (5,128)
Interest expense                                                                         (5,278)             (328)           (5,606)
Adjustment of carrying value of property held for sale                                        -                 -                 -
Gain on sale of properties                                                                    -                 -                 -
                                                                                   ------------             -----          --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal                                   2,160               152             2,312

Extraordinary item - Loss on early extinguishment of debt                                  (140)                -              (140)
Minority interest                                                                          (440)                -              (440)
Cumulative effect of a change in accounting principal (FAS 133)                             (149)               -              (149)
                                                                                   ------------             -----          --------

NET INCOME                                                                         $      1,431             $ 152          $  1,583
                                                                                   ============             =====          ========



1 Quarterly results for 2001 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001


          Statements of Operations - Including Joint Venture Activity 1
                 Current Quarter and Year-to-Date v. Historical
                                 (in thousands)

                                                             ---------------------------------------
                                                                          Current Quarter

                                                                              3 months
                                                                        ended September 30,
                                                                                2001
                                                             ---------------------------------------

                                                               Wholly Owned      JV         Total
                                                               ------------      --         -----

PROPERTY REVENUES
Minimum rents                                                     $ 16,351    $    598    $ 16,949
Percentage rents                                                       290           6         296
Expense reimbursements                                               3,258         255       3,513
Other property income                                                  162           8         170
                                                                  --------    --------    --------
                                                                    20,061         867      20,928
                                                                  --------    --------    --------

PROPERTY EXPENSES
Property operating                                                   4,013         102       4,115
Real estate taxes                                                    2,840         152       2,992
                                                                  --------    --------    --------
                                                                     6,853         254       7,107
                                                                  --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                   13,208         613      13,821


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                         (804)       --          (804)
General and administrative                                          (1,156)       --        (1,156)
Interest income                                                        261        --           261
Management income                                                      151        --           151
Straight-line rent (net of write-offs)                                  40          (9)         31
Other income 2                                                        --          --          --
                                                                  --------    --------    --------

EBIDTA                                                              11,700         604      12,304

Depreciation and amortization                                       (4,837)       (164)     (5,001)
Interest expense                                                    (4,382)       (315)     (4,697)
Adjustment of carrying value of property held for sale             (14,756)       --       (14,756)
Gain on sale of properties                                           1,245        --         1,245
                                                                  --------    --------    --------

Income before extraordinary item, minority interest and            (11,030)        125     (10,905)
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt             --          --          --
Minority interest                                                    1,636        --         1,636
Cumulative effect of a change in accounting principal (FAS 133)       --          --          --
                                                                  --------    --------    --------

NET INCOME                                                        $ (9,394)   $    125    $ (9,269)
                                                                  ========    ========    ========


                                                             ---------------------------------------
                                                                          Historic Quarter

                                                                             3 months
                                                                        ended September 30,
                                                                                2000
                                                             ---------------------------------------

                                                                Wholly Owned     JV        Total
                                                                ------------     --        -----

PROPERTY REVENUES
Minimum rents                                                     $ 18,161    $    611    $ 18,772
Percentage rents                                                       401           7         408
Expense reimbursements                                               3,498         212       3,710
Other property income                                                  494          21         515
                                                                  --------    --------    --------
                                                                    22,554         851      23,405
                                                                  --------    --------    --------

PROPERTY EXPENSES
Property operating                                                   4,810          98       4,908
Real estate taxes                                                    2,991         150       3,141
                                                                  --------    --------    --------
                                                                     7,801         248       8,049
                                                                  --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                   14,753         603      15,356


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                         (758)       --          (758)
General and administrative                                          (1,168)       --        (1,168)
Interest income                                                        296        --           296
Management income                                                      232        --           232
Straight-line rent (net of write-offs)                                 207           2         209
Other income 2                                                         200        --           200
                                                                  --------    --------    --------

EBIDTA                                                              13,762         605      14,367

Depreciation and amortization                                       (5,164)       (163)     (5,327)
Interest expense                                                    (6,334)       (340)     (6,674)
Adjustment of carrying value of property held for sale                --          --          --
Gain on sale of properties                                            (839)       --          (839)
                                                                  --------    --------    --------

Income before extraordinary item, minority interest and              1,425         102       1,527
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt             --          --          --
Minority interest                                                     (422)       --          (422)
Cumulative effect of a change in accounting principal (FAS 133)       --          --          --
                                                                  --------    --------    --------

NET INCOME                                                        $  1,003    $    102    $  1,105
                                                                  ========    ========    ========


                                                             --------------------------------------
                                                                      Current Year-to-Date

                                                                            9 months
                                                                       ended September 30,
                                                                               2001
                                                             --------------------------------------

                                                                Wholly Owned     JV        Total
                                                                ------------     --        -----

PROPERTY REVENUES
Minimum rents                                                     $ 50,191    $  1,816    $ 52,007
Percentage rents                                                     1,381          70       1,451
Expense reimbursements                                              10,305         752      11,057
Other property income                                                  554          37         591
                                                                  --------    --------    --------
                                                                    62,431       2,675      65,106
                                                                  --------    --------    --------

PROPERTY EXPENSES
Property operating                                                  12,981         330      13,311
Real estate taxes                                                    8,458         456       8,914
                                                                  --------    --------    --------
                                                                    21,439         786      22,225
                                                                  --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                   40,992       1,889      42,881


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                       (2,791)       --        (2,791)
General and administrative                                          (3,697)       --        (3,697)
Interest income                                                        667        --           667
Management income                                                      401        --           401
Straight-line rent (net of write-offs)                                 604         (19)        585
Other income 2                                                          17        --            17
                                                                  --------    --------    --------

EBIDTA                                                              36,193       1,870      38,063

Depreciation and amortization                                      (14,737)       (492)    (15,229)
Interest expense                                                   (14,441)       (964)    (15,405)
Adjustment of carrying value of property held for sale             (14,756)       --       (14,756)
Gain on sale of properties                                           8,280        --         8,280
                                                                  --------    --------    --------

Income before extraordinary item, minority interest and                539         414         953
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt             (140)       --          (140)
Minority interest                                                     (550)       --          (550)
Cumulative effect of a change in accounting principal (FAS 133)       (149)       --          (149)
                                                                  --------    --------    --------

NET INCOME                                                        $   (300)   $    414    $    114
                                                                  ========    ========    ========


                                                             --------------------------------------
                                                                       Historic Year-to-Date

                                                                              9 months
                                                                        ended September 30,
                                                                                2000
                                                             --------------------------------------

                                                                Wholly Owned     JV        Total
                                                                ------------     --        -----

PROPERTY REVENUES
Minimum rents                                                     $ 54,652    $  1,833    $ 56,485
Percentage rents                                                     1,741          57       1,798
Expense reimbursements                                              10,541         684      11,225
Other property income                                                1,005          58       1,063
                                                                  --------    --------    --------
                                                                    67,939       2,632      70,571
                                                                  --------    --------    --------

PROPERTY EXPENSES
Property operating                                                  14,567         264      14,831
Real estate taxes                                                    8,618         448       9,066
                                                                  --------    --------    --------
                                                                    23,185         712      23,897
                                                                  --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                   44,754       1,920      46,674


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                       (2,324)       --        (2,324)
General and administrative                                          (3,746)       --        (3,746)
Interest income                                                        888        --           888
Management income                                                      702        --           702
Straight-line rent (net of write-offs)                                 820          14         834
Other income 2                                                       1,972        --         1,972
                                                                  --------    --------    --------

EBIDTA                                                              43,066       1,934      45,000

Depreciation and amortization                                      (15,264)       (489)    (15,753)
Interest expense                                                   (18,950)       (992)    (19,942)
Adjustment of carrying value of property held for sale                --          --          --
Gain on sale of properties                                            (839)       --          (839)
                                                                  --------    --------    --------

Income before extraordinary item, minority interest and              8,013         453       8,466
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt             --          --          --
Minority interest                                                   (2,523)       --        (2,523)
Cumulative effect of a change in accounting principal (FAS 133)       --          --          --
                                                                  --------    --------    --------

NET INCOME                                                        $  5,490    $    453    $  5,943
                                                                  ========    ========    ========

1 Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

2 Other income for the quarter and nine months ended September 30, 2000 includes $200 and $1,957 of lease termination income, respectively, received from former tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                           SEPTEMBER 30, 2001


                Statements of Operations - by Segment 1
                   Current Year-to-Date - by Quarter
                             (in thousands)

                                                                   ----------------------------------------------

                                                                                   Year-to-Date

                                                                                     9 months
                                                                               ended September 30,
                                                                                       2001
                                                                   ----------------------------------------------
                                                                               Multi-
                                                                    Retail     Family    Corporate     Total
                                                                    ------     ------    ---------     -----

PROPERTY REVENUES
Minimum rents                                                     $ 41,869    $ 10,138    $   --      $ 52,007
Percentage rents                                                     1,451        --          --         1,451
Expense reimbursements                                              11,057        --          --        11,057
Other property income                                                  110         481        --           591
                                                                  --------    --------    --------    --------
                                                                    54,487      10,619        --        65,106
                                                                  --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                   9,326       3,985        --        13,311
Real estate taxes                                                    8,307         607        --         8,914
                                                                  --------    --------    --------    --------
                                                                    17,633       4,592        --        22,225
                                                                  --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                   36,854       6,027        --        42,881


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                         --          --        (2,791)     (2,791)
General and administrative                                            --          --        (3,697)     (3,697)
Interest income                                                       --          --           667         667
Management income                                                     --          --           401         401
Straight-line rent (net of write-offs)                                 585        --          --           585
Other income                                                          --          --            17          17
                                                                  --------    --------    --------    --------

EBIDTA                                                              37,439       6,027      (5,403)     38,063

Depreciation and amortization                                      (13,490)     (1,474)       (265)    (15,229)
Interest expense                                                   (12,444)     (2,961)       --       (15,405)
Adjustment of carrying value of property held for sale             (14,756)       --          --       (14,756)
Gain on sale of properties                                           1,245       6,946          89       8,280
                                                                  --------    --------    --------    --------

Income before extraordinary item, minority interest and             (2,006)      8,538      (5,579)        953
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt             --          --          (140)       (140)
Minority interest in Operating Partnership                            --          --          (550)       (550)
Cumulative effect of a change in accounting principal (FAS 133)       --          --          (149)       (149)
                                                                  --------    --------    --------    --------

NET INCOME                                                        $ (2,006)   $  8,538    $ (6,418)   $    114
                                                                  ========    ========    ========    ========



                                                                 -----------------------------------------------

                                                                             Current Quarter

                                                                                3 months
                                                                            ended September 30,
                                                                                   2001
                                                                 -----------------------------------------------
                                                                                Multi-
                                                                    Retail      Family    Corporate      Total
                                                                    ------     -------    ---------      -----

PROPERTY REVENUES
Minimum rents                                                      $ 13,960    $  2,989    $   --      $ 16,949
Percentage rents                                                        296        --          --           296
Expense reimbursements                                                3,513        --          --         3,513
Other property income                                                    28         142        --           170
                                                                   --------    --------    --------    --------
                                                                     17,797       3,131        --        20,928
                                                                   --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                    2,796       1,319        --         4,115
Real estate taxes                                                     2,816         176        --         2,992
                                                                   --------    --------    --------    --------
                                                                      5,612       1,495        --         7,107
                                                                   --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                    12,185       1,636        --        13,821


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                          --          --          (804)       (804)
General and administrative                                             --          --        (1,156)     (1,156)
Interest income                                                        --          --           261         261
Management income                                                      --          --           151         151
Straight-line rent (net of write-offs)                                   31        --          --            31
Other income                                                           --          --          --          --
                                                                   --------    --------    --------    --------

EBIDTA                                                               12,216       1,636      (1,548)     12,304

Depreciation and amortization                                        (4,486)       (441)        (74)     (5,001)
Interest expense                                                     (3,867)       (830)       --        (4,697)
Adjustment of carrying value of property held for sale              (14,756)       --          --       (14,756)
Gain on sale of properties                                            1,245        --          --         1,245
                                                                   --------    --------    --------    --------

Income before extraordinary item, minority interest and              (9,648)        365      (1,622)    (10,905)
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt              --          --          --          --
Minority interest in Operating Partnership                             --          --         1,636       1,636
Cumulative effect of a change in accounting principal (FAS 133)        --          --          --          --
                                                                   --------    --------    --------    --------

NET INCOME                                                         $ (9,648)   $    365    $     14    $ (9,269)
                                                                   ========    ========    ========    ========



                                                                ------------------------------------------------

                                                                                  Previous Quarters

                                                                                      3 months
                                                                                   ended June 30,
                                                                                        2001
                                                                ------------------------------------------------
                                                                                Multi-
                                                                    Retail      Family    Corporate     Total
                                                                    ------      ------    ---------     -----

PROPERTY REVENUES
Minimum rents                                                      $ 13,864    $  3,376    $   --      $ 17,240
Percentage rents                                                        359        --          --           359
Expense reimbursements                                                3,399        --          --         3,399
Other property income                                                   (10)        186        --           176
                                                                   --------    --------    --------    --------
                                                                     17,612       3,562        --        21,174
                                                                   --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                    2,445       1,333        --         3,778
Real estate taxes                                                     2,767         203        --         2,970
                                                                   --------    --------    --------    --------
                                                                      5,212       1,536        --         6,748
                                                                   --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                    12,400       2,026        --        14,426


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                          --          --        (1,082)     (1,082)
General and administrative                                             --          --        (1,352)     (1,352)
Interest income                                                        --          --           240         240
Management income                                                      --          --           144         144
Straight-line rent (net of write-offs)                                  320        --          --           320
Other income                                                           --          --            17          17
                                                                   --------    --------    --------    --------

EBIDTA                                                               12,720       2,026      (2,033)     12,713

Depreciation and amortization                                        (4,519)       (486)        (95)     (5,100)
Interest expense                                                     (4,110)       (992)       --        (5,102)
Adjustment of carrying value of property held for sale
Gain on sale of properties                                             --         6,946          89       7,035
                                                                   --------    --------    --------    --------

Income before extraordinary item, minority interest and               4,091       7,494      (2,039)      9,546
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt              --          --          --          --
Minority interest in Operating Partnership                             --          --        (1,746)     (1,746)
Cumulative effect of a change in accounting principal (FAS 133)        --          --          --          --
                                                                   --------    --------    --------    --------

NET INCOME                                                         $  4,091    $  7,494    $ (3,785)   $  7,800
                                                                   ========    ========    ========    ========



                                                                 -----------------------------------------------

                                                                           Previous Quarters

                                                                                3 months
                                                                             ended March 31,
                                                                                    2001
                                                                 -----------------------------------------------
                                                                                Multi-
                                                                   Retail       Family    Corporate     Total
                                                                   ------    -----------  ---------     -----

PROPERTY REVENUES
Minimum rents                                                      $ 14,045    $  3,773    $   --      $ 17,818
Percentage rents                                                        796        --          --           796
Expense reimbursements                                                4,145        --          --         4,145
Other property income                                                    92         153        --           245
                                                                   --------    --------    --------    --------
                                                                     19,078       3,926        --        23,004
                                                                   --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                    4,085       1,333        --         5,418
Real estate taxes                                                     2,724         228        --         2,952
                                                                   --------    --------    --------    --------
                                                                      6,809       1,561        --         8,370
                                                                   --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                    12,269       2,365        --        14,634


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                          --          --          (905)       (905)
General and administrative                                             --          --        (1,189)     (1,189)
Interest income                                                        --          --           166         166
Management income                                                      --          --           106         106
Straight-line rent (net of write-offs)                                  234        --          --           234
Other income                                                           --          --          --          --
                                                                   --------    --------    --------    --------

EBIDTA                                                               12,503       2,365      (1,822)     13,046

Depreciation and amortization                                        (4,485)       (547)        (96)     (5,128)
Interest expense                                                     (4,467)     (1,139)       --        (5,606)
Adjustment of carrying value of property held for sale
Gain on sale of properties                                             --          --          --          --
                                                                   --------    --------    --------    --------

Income before extraordinary item, minority interest and               3,551         679      (1,918)      2,312
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt              --          --          (140)       (140)
Minority interest in Operating Partnership                             --          --          (440)       (440)
Cumulative effect of a change in accounting principal (FAS 133)        --          --          (149)       (149)
                                                                   --------    --------    --------    --------

NET INCOME                                                         $  3,551    $    679    $ (2,647)   $  1,583
                                                                   ========    ========    ========    ========




1 Quarterly results for 2001 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

                                                                          [LOGO]


                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

           Net Operating Income (NOI) - Same Property Performance (1)
           ------------------------------------------------------
                                 (in thousands)

                                                             Current Year-to-date     Historical Year-to-date

                                                                    9 month                   9 month
                                                                 period ended               period ended
                                                                 September 30,             September 30,
                                                                     2001                       2000
                                                                   --------                   --------
NOI - Consolidated properties                                      $ 40,992                   $ 44,754
NOI - Unconsolidated partnerships                                     1,889                      1,920
                                                                   --------                   --------
                         Total NOI                                   42,881                     46,674

NOI - Properties Acquired                                                 -                          -
NOI - Redevelopment Properties                                       (1,405)                    (1,864)
NOI - Properties Sold                                                (1,557)                    (5,322)
                                                                   --------                   --------

                     Same Property NOI                             $ 39,919                   $ 39,488
                                                                   ========                   ========

                Growth in Same Property NOI                            1.1%



(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

                                                                          [LOGO]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001


                         Funds from Operations (FFO) (1)
                         ---------------------------
                                 (in thousands)

                                                                                              2001
                                                         -------------------------------------------------------------------------
                                                            Year-to-date       Current Quarter           Previous Quarters

                                                           9 months ended      3 months ended     3 months ended    3 months ended
                                                         September 30, 2001  September 30, 2001    June 30, 2001    March 31, 2001
                                                         ------------------  ------------------  -----------------  --------------
Net Income (Loss)                                             $    114            $ (9,269)           $ 7,800           $ 1,583

Add back:
Depreciation of real estate and
   amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                 13,976               4,579              4,708             4,689
     Unconsolidated subsidiaries                                   470                 157                156               157
Income attributable to Operating Partnership units (2)             347              (1,707)             1,675               379
Adjustment of carrying value of property held for sale          14,756              14,756                  -                 -
(Gain) Loss on sale of properties                               (8,280)             (1,245)            (7,035)                -
Extraordinary item - Loss on early
   extinguishment of debt                                          140                   -                  -               140
Cumulative effect of a change in accounting
   principal (FAS 133)                                             149                   -                  -               149
                                                              --------             -------            -------           -------


Funds from Operations (3)                                     $ 21,672             $ 7,271            $ 7,304           $ 7,097
                                                              ========             =======            =======           =======

Funds from Operations per share (3)                           $  0.629             $ 0.213            $ 0.213           $ 0.203
                                                              ========             =======            =======           =======

[RESTUBBED]

                                                                            2000
                                                         ---------------------------------------
                                                                         Historic

                                                           9 months ended       3 months ended
                                                         September 30, 2000   September 30, 2000
                                                         ------------------   ------------------
Net Income (Loss)                                              $ 5,943              $ 1,105

Add back:
Depreciation of real estate and
   amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                 14,414                4,888
     Unconsolidated subsidiaries                                   469                  153
Income attributable to Operating Partnership units (2)           2,365                  369
Adjustment of carrying value of property held for sale               -                    -
(Gain) Loss on sale of properties                                  839                  839
Extraordinary item - Loss on early
   extinguishment of debt                                            -                    -
Cumulative effect of a change in accounting
   principal (FAS 133)                                               -                    -
                                                              --------              -------


Funds from Operations (3)                                     $ 24,030              $ 7,354
                                                              ========              =======

Funds from Operations per share (3)                           $   0.67(4)           $  0.21(4)
                                                              ========              =======

(1) Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods, they are subject to adjustment.

(2)  Does not include distributions paid to Preferred O.P. unitholders.

(3)  Assumes full conversion of O.P. Units into Common Shares.

(4) FFO for the quarter and nine months ended September 30, 2000 includes $200 ($0.01 per share) and $1,957 ($0.05 per share), respectively, of lease termination income received from former tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                                                                          [LOGO]




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001


                           Consolidated Balance Sheets
                           ---------------------------
                                 (in thousands)

                                                               September 30,               December 31,
                                                                   2001                       2000
                                                                 ---------                   ---------
ASSETS

Real estate
  Land                                                            $ 64,845                    $ 69,206
  Buildings and improvements                                       430,163                     444,933
                                                                 ---------                   ---------
                                                                   495,008                     514,139
Less: accumulated depreciation                                    (109,985)                   (102,461)
                                                                 ---------                   ---------
  Net real estate                                                  385,023                     411,678

Property held for sale                                              30,964                      49,445
Cash and cash equivalents                                           24,883                      22,167
Cash in escrow                                                       5,124                       5,213
Investments in unconsolidated partnerships                           4,763                       6,784
Rents receivable, net                                                7,557                       9,667
Prepaid expenses                                                     4,256                       2,905
Due from related parties                                                 -                           -
Deferred charges, net                                               13,352                      13,026
Other assets                                                         2,389                       2,726
                                                                 ---------                   ---------

                                                                 $ 478,311                   $ 523,611
                                                                ==========                  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                           $ 251,897                   $ 277,112

Accounts payable and accrued expenses                                6,348                       7,495
Dividends and distributions payable                                  4,140                       4,241
Due to related parties                                                 479                         111
Other liabilities                                                    5,365                       4,179
                                                                 ---------                   ---------
  Total liabilities                                                268,229                     293,138
                                                                 ---------                   ---------

Minority interest in Operating Partnership                          38,733                      48,959
Minority interests in majority owned partnerships                    1,441                       2,197
                                                                 ---------                   ---------
  Total minority interests                                          40,174                      51,156
                                                                 ---------                   ---------

Shareholders' equity:
Common shares                                                           29                          28
Additional paid-in capital                                         181,361                     188,392
Accumulated other comprehensive income                              (2,379)                          -
Deficit                                                             (9,103)                     (9,103)
                                                                 ---------                   ---------
  Total shareholders' equity                                       169,908                     179,317
                                                                 ---------                   ---------

                                                                 $ 478,311                   $ 523,611
                                                                 =========                   =========

                                                                          [LOGO]




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                            Selected Operating Ratios
                            -------------------------

                                                    3 Months Ended September 30,         9 Months Ended Septemebr 30,
                                                    ---------------------------          ----------------------------
                                                      2001              2000               2001                2000
                                                    --------          --------           --------            --------
                  Coverage Ratios (1)
                  -------------------
               Interest Coverage Ratio
EBIDTA (2)                                          $ 12,304          $ 14,167           $ 38,063            $ 43,043
Divided by Interest expense                            4,697             6,674             15,405              19,942
                                                    --------          --------           --------            --------
                                                        2.62  x           2.12 x             2.47  x             2.16 x

             Fixed Charge Coverage Ratio
EBIDTA (2)                                          $ 12,304          $ 14,167           $ 38,063            $ 43,043
Divided by (Interest expense                           4,697             6,674             15,405              19,942
                 + Preferred Dividends (3))               50                50                149                 149
                                                    --------          --------           --------            --------
                                                        2.59  x           2.11 x             2.45  x             2.14 x

             Debt Service Coverage Ratio
EBIDTA (2)                                          $ 12,304          $ 14,167           $ 38,063            $ 43,043
Divided by (Interest expense                           4,697             6,674             15,405              19,942
                 + Principal Amortization)               962               974              2,748               2,973
                                                    --------          --------           --------            --------
                                                        2.17  x           1.85 x             2.10  x             1.88 x

                    Payout Ratios
                    -------------
         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st through 3rd quarters in 2001 & 2000       $  4,090          $  4,245           $ 12,363            $ 12,814
FFO (2)                                                7,271             7,154             21,672              22,073
                                                    --------          --------           --------            --------
                                                          56%               59%                57%                 58%

                   Overhead Ratios
                   ---------------
               G&A/Real Estate Revenues
General and Administrative expense                  $  1,156          $  1,168           $  3,697            $  3,746
Real Estate Revenues (2)                              20,928            23,405             65,106              70,571
                                                    --------          --------           --------            --------
                                                           6%                5%                 6%                  5%

                   Leverage Ratios
                   ---------------
Debt/Total Market Capitalization (4)
Debt                                                                                     $251,897            $308,392
Total Market Capitalization (5)                                                           475,254             516,190
                                                                                         --------            --------
                                                                                             53%                 60%

Notes:

(1) Quarterly results for 2001 and 2000 are unaudited. Although the 2001 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA and FFO for the quarter and nine months ended September 30, 2000 have been adjusted for non-recurring income of $200 and $1,957, respectively, of lease termination income received from former tenants at the Abington Towne Center in connection with the redevelopment of the entire property. Gross property revenues already exclude these amounts. The adjustments are as follows:

                                             For the Quarter Ended                   For the nine Months Ended
                                              September 30, 2000                         September 30, 2000
                                              EBIDTA          FFO                      EBIDTA           FFO
Inclusive of lease termination revenue      $ 14,367       $ 7,354                   $ 45,000        $ 24,030
Less lease termination revenue                  (200)         (200)                    (1,957)         (1,957)
                                            --------       -------                   --------        --------
As adjusted and used above                  $ 14,167       $ 7,154                   $ 43,043        $ 22,073
                                            ========       =======                   ========        ========

(3) Represents preferred distributions on Preferred Operating partnership Units.

(4) Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 55% and 61% as of September 30, 2001 and 2000, respectively.

(5) The calculation of the September 30, 2001 Total Market Capitalization appears elsewhere in this supplement.

                                                                          [LOGO]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2001
                     Debt Analysis - Wholly Owned Properties


                                                                                Principal
                                                                                Balance at                 Rate as of
                                                                               September 30,   Interest   September 30,  Maturity
Property                           Lender                              Notes       2001          Rate         2001         Date
----------------------------------------------------------------------------------------------------------------------------------

FIXED-RATE DEBT
---------------
Gateway Mall                       Huntoon Hastings Capital Corp.               $ 6,205,257     9.88%                   09/01/2002
Pittston Plaza                     Anchor National Life Insurance Co.             3,701,765     7.93%                   01/01/2004
Glen Oaks Apartments               Lehman Brothers Holdings, Inc.                17,645,567     8.32%                   03/01/2004
Mad River                          Mellon Mortgage Company                        7,340,400     9.60%                   05/23/2005
Manahawkin K-Mart                  Northern Life Insurance Co. and
                                     Reliastar Life Insurance Co.
                                     of New York                                  4,544,243     7.70%                   12/01/2008
Crescent Plaza                     Metropolitan Life Insurance Co.                8,795,730     8.13%                   11/01/2010
East End Centre                    Metropolitan Life Insurance Co.               16,109,033     8.13%                   11/01/2010
GHT Apartments                     Bank of America, N.A.                         11,040,312     7.55%                   01/01/2011
Colony Apartments                  Bank of America, N.A.                          5,520,156     7.55%                   01/01/2011
Mountainville Shopping Center      Morgan Stanley Mortgage Capital      (1)       3,005,905     8.84%                   11/01/2021
King's Fairground                  Morgan Stanley Mortgage Capital      (1)         840,471     8.84%                   11/01/2021
Northside Mall                     Morgan Stanley Mortgage Capital      (1)       3,214,810     8.84%                   11/01/2021
Dunmore Plaza                      Morgan Stanley Mortgage Capital      (1)       1,071,106     8.84%                   11/01/2021
25th Street Plaza                  Morgan Stanley Mortgage Capital      (1)       7,536,725     8.84%                   11/01/2021
Cloud Springs Plaza                Morgan Stanley Mortgage Capital      (1)       2,504,532     8.84%                   11/01/2021
Kingston Plaza                     Morgan Stanley Mortgage Capital      (1)       2,149,673     8.84%                   11/01/2021
Plaza 15                           Morgan Stanley Mortgage Capital      (1)       2,042,422     8.84%                   11/01/2021
Martintown Plaza                   Morgan Stanley Mortgage Capital      (1)       2,747,758     8.84%                   11/01/2021
Birney Plaza                       Morgan Stanley Mortgage Capital      (1)       3,185,619     8.84%                   11/01/2021
Midway Plaza                       Morgan Stanley Mortgage Capital      (1)       2,360,350     8.84%                   11/01/2021
Shillington Plaza                  Morgan Stanley Mortgage Capital      (1)       2,726,774     8.84%                   11/01/2021
Ames Plaza                         Morgan Stanley Mortgage Capital      (1)         960,218     8.84%                   11/01/2021
Circle Plaza                       Morgan Stanley Mortgage Capital      (1)       1,180,595     8.84%                   11/01/2021
New Smyrna Beach Shopping Center   Morgan Stanley Mortgage Capital      (1)       1,447,229     8.84%                   11/01/2021
Monroe Plaza                       Morgan Stanley Mortgage Capital      (1)       3,590,746     8.84%                   11/01/2021
Troy Plaza                         Morgan Stanley Mortgage Capital      (1)       2,269,793     8.84%                   11/01/2021
                                                                               ------------    -----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                        123,737,189     8.48%
                                                                               ------------    -----

VARIABLE-RATE DEBT
------------------
Town Line                          Fleet Bank, N.A.                               4,065,929    L + 175       5.32%      03/15/2002
Smithtown Shopping Center          Fleet Bank, N.A.                               9,133,707    L + 178       5.35%      05/31/2002
Merrillville Plaza                 Sun America Life Insurance Co.                13,600,936    L + 205       5.73%      08/01/2002
Village Apartments                 Sun America Life Insurance Co.                 9,737,859    L + 205       5.84%      10/01/2002
Marketplace of Absecon             Fleet Bank, N.A.                     (2)               -    L + 150         -        03/01/2003
Soundview Marketplace              Fleet Bank, N.A.                               8,881,689    L + 175       5.33%      08/01/2003
Greenridge Plaza                   Metropolitan Life Insurance Co.                6,100,000    L + 200       5.67%      11/01/2003
Luzerne Street Plaza               Metropolitan Life Insurance Co.                1,600,000    L + 200       5.67%      11/01/2003
Valmont Plaza                      Metropolitan Life Insurance Co.                3,100,000    L + 200       5.67%      11/01/2003
239 Greenwich Avenue               First Union National Bank                     13,543,300    L + 145       5.02%      01/01/2005
Berlin Shopping Center             Dime Savings Bank                              4,948,874    L + 175       5.38%      04/01/2005
Bradford Towne Center              Dime Savings Bank                              8,660,529    L + 175       5.38%      04/01/2005
Ledgewood Mall                     Dime Savings Bank                             31,425,350    L + 175       5.38%      04/01/2005
New Louden Center                  Dime Savings Bank                              7,423,311    L + 175       5.38%      04/01/2005
Route 6 Plaza                      Dime Savings Bank                              5,938,649    L + 175       5.38%      04/01/2005
                                                                               ------------   --------      -----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT (3)                                 128,160,133    L + 180       5.43%
                                                                               ------------   --------      -----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                              $251,897,322                  6.93%
                                                                               ============                 =====

Notes:
-----

(1) This loan allows for full repayment, without penalty, commencing October 31, 2006. Commencing on this date (the "Reset Date"), the interest rate is to be adjusted to a U.S. Treasury rate + 500 basis points (the treasury rate being the interpolated yield on treasuries most nearly approximating the period from the the Reset Date to the maturity date, November 1, 2001).

(2) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). All outstanding amounts were repaid during the second quarter 2001 leaving $7,400,000 available under this facility.

(3) The Company has hedged $50,000,000 of it's variable-rate debt with two variable to fixed-rate swap agreements with Fleet Bank, N.A. Including the effect from these swaps, weighted-average interest rate on the Company's fixed-rate debt and total debt portfolio is 7.89% and 7.13%, respectively. Detail of the swap agreements is as follows:


     Notional principal            All-in Rate              Maturity Date
     ------------------            -----------              -------------

        $ 30,000,000                  6.55%                   04/01/2005
          20,000,000                  6.28%                   10/01/2006
        ------------                  ----                    ----------
        $ 50,000,000                  6.44%
        ============                  ====

                                                                          [LOGO]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2001

                   Debt Analysis - Unconsolidated Partnerships
                   -------------------------------------------

                                                                                        Total
                                                                   Acadia Realty      Principal
                                                                       Trust          Balance at       Interest    Maturity
FIXED-RATE DEBT (1)          Joint Venture Partner                   Ownership    September 30, 2001     Rate        Date
----------------             ---------------------                --------------------------------------------------------------
Crossroads Shopping Center   Heyman-Greenburgh Associates LLC         49.0%          $ 34,264,824        7.15%    10/01/2007
                             RMC Development Company LLC



          Summary - Wholly-Owned Properties and Unconsolidated Partnerships
                                                                                                       % of       Weighted
                                                                         % of      Outstanding      Wholly-Owned     Avg.
                                                                         Total       Balance            Only      Int. Rate
                                                                        ---------------------------------------------------
                             Wholly-Owned Properties
                             Fixed-Rate Debt (2)                          65%      $173,737,189          69%        7.89%
                             Variable-Rate Debt (2)                       29%        78,160,133          31%        5.43%
                                                                         ---       ------------         ---         ----

                             Wholly-Owned Properties - Total Debt         94%       251,897,322         100%        7.13%
                                                                         ===       ============         ===         ----

                             Unconsolidated Partnerships
                             Fixed-Rate Debt                               6%        16,789,764                     7.15%
                             Variable-Rate Debt                            0%                 -                     0.00%
                                                                         ---       ------------                     ----

                             Unconsolidated Partnerships - Total Debt      6%        16,789,764                     7.15%
                                                                         ---       ------------                     ----

                                              Total Debt                 100%      $268,687,086                     7.13%
                                                                         ===       ============                     ====

Notes:
-----

(1) Acadia Realty Trust's 49% ownership represents $16,789,764, of which $5,000,000 is fixed at 7.53% and the remaining balance is fixed at 6.99% through interest rate swap transactions.

(2) Fixed-rate debt includes $50 million of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

                                                                          [LOGO]



                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                            Future Debt Maturities(1)
                            ----------------------
                                 (in thousands)


                                                                            Weighted Average Interest Rate of Maturing Debt
                                                                           -------------------------------------------------
                                  Scheduled
             Year                Amortization   Maturities     Total       Total Debt   Fixed-Rate Debt  Variable-Rate Debt
             ----                ------------   ----------     -----       ----------   ---------------   ------------------
             2001                 $  1,002      $       -    $   1,002          n/a            n/a                n/a
             2002                    4,011         42,142       46,153        6.24%          9.88%              5.62%
             2003                    3,821         19,158       22,979        5.52%            n/a              5.52%
             2004                    3,531         20,542       24,073        8.25%          8.25%                n/a
             2005                    2,700         74,912       77,612        5.69%          9.60%              5.31%
          Thereafter                 7,017         73,061       80,078        8.38%          8.38%                n/a
                                  --------      ---------    ---------
                                  $ 22,082      $ 229,815    $ 251,897
                                  ========      =========    =========

Capitalized interest related to the Company's development projects is as follows:
                                    (in thousands)
                          1st Quarter 2001      $  52
                          2nd Quarter 2001         57
                          3rd Quarter 2001         83
                          4th Quarter 2001          -
                                                -----
                                                $ 192
                                                =====

(1) Does not include debt from unconsolidated partnerships

                                                                          [LOGO}

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                             Unencumbered Properties
                             -----------------------


         Center                                Location                    GLA
         ------                                --------                    ---

Abington Towne Center(1)                   Abington, PA                 216,226

Blackman Plaza                             Wilkes-Barre, PA             121,206

Bloomfield Town Square                     Bloomfield, MI               224,583

Branch Plaza                               Smithtown, NY                125,840

Elmwood Park Shopping Center               Elmwood, NJ                  134,589

Hobson West Plaza                          Naperville, IL                99,950

Manahawkin Shopping Center(2)              Manahawkin, NJ                62,827

Mark Plaza                                 Edwardsville, PA             214,021

Methuen Shopping Center                    Methuen, CT                  129,494

Pacesetter Park Shopping Center            Ramapo, New York              95,559

Plaza 422                                  Lebanon, PA                  154,791

Union Plaza(3)                             New Castle, PA               217,992

Walnut Hill Plaza                          Woonsocket, RI               297,370
                                                                      ---------

Total GLA of Unencumbered Properties                                  2,094,448
                                                                      =========


(1) A portion of this property (157,616 square feet) is owned by the Target
    Corp.
(2) Excludes the Kmart portion of the shopping center which is encumbered
(3) This property is currently under contract to be sold.

                                                                          [LOGO]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001

                      Portfolio by Region and Property Type
                      -------------------------------------
                                  (Square Feet)

                                                                     Properties
                                      Strip         Enclosed            Under               Total
                Region                 Mall           Mall         Redevelopment(2)        Retail       Residential         Total
                ------                 ----           ----         ---------------         ------       -----------         -----
Wholly-Owned Properties

New England                           736,157              -           177,083             913,240               -          913,240

New York Region                     1,338,076        515,073           106,671           1,959,820               -        1,959,820

Mid-Atlantic                        3,240,515              -           216,226           3,456,741       1,136,378        4,593,119

Southeast                             938,417              -                 -             938,417               -          938,417

Mid-west                              716,402              -                 -             716,402         628,891        1,345,293
                                    ---------        -------           -------           ---------       ---------       ---------

  Total Wholly-Owned Properties     6,969,567        515,073           499,980           7,984,620       1,765,269        9,749,889

Unconsolidated Partnerships -

New York Region(1)                    310,919              -                 -             310,919               -          310,919
                                    ---------        -------           -------           ---------       ---------       ----------

                                    7,280,486        515,073           499,980           8,295,539       1,765,269       10,060,808
                                    =========        =======           =======           =========       =========       ==========

        % of Total Square Feet           72.4%           5.1%              5.0%               82.5%           17.5%           100.0%


(1) This center is 49% owned by unconsolidated partnerships

(2) The Company currently has 4 redevelopment projects as further described on page 41

             QUARTERLY SUPPLEMENTAL DISCLOSURE
                    SEPTEMBER 30, 2001                                                                                        [LOGO]

           Retail Properties by Region - Summary
           -------------------------------------




                                                     -------------------------------------------------------------------------------

                                                                 Gross Leasable Area                         Occupancy
                                                     -------------------------------------------------------------------------------

                                                      Anchors(1)        Shops          Total        Anchors      Shops        Total
                                                     -------------------------------------------------------------------------------

              Wholly-Owned Retail Properties
              ------------------------------

Mid-Atlantic                                            2,405,913        834,602      3,240,515      94.27%       83.63%      91.53%
Midwest                                                   307,225        409,177        716,402     100.00%       85.01%      91.44%
New England                                               446,756        289,401        736,157     100.00%       91.55%      96.68%
New York Region                                         1,228,736        624,413      1,853,149      98.32%       78.15%      91.52%
Southeast                                                 419,981        518,436        938,417      81.86%       66.15%      73.18%

                                                     -------------------------------------------------------------------------------
                  Total Retail Properties               4,808,611      2,676,029      7,484,640      95.12%       80.03%      89.73%
                                                     -------------------------------------------------------------------------------

Redevelopment Properties(2)                               362,970        137,010        499,980      71.20%       76.02%      72.52%

                                                     -------------------------------------------------------------------------------
       Grand Total - Wholly-Owned Retail Properties     5,171,581      2,813,039      7,984,620      93.44%       79.84%      88.65%
                                                     -------------------------------------------------------------------------------


             Unconsolidated Retail Properties
             --------------------------------
New York Region(3)                                        191,363        119,556        310,919     100.00%       89.63%      96.01%

                                                     -------------------------------------------------------------------------------
Total Unconsolidated Retail Properties                    191,363        119,556        310,919     100.00%       89.63%      96.01%
                                                     ===============================================================================

[RESTUBBED TABLE]



                                                     -------------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
                                                              Annualized Base Rent                     per Occupied Square Foot
                                                     -------------------------------------------------------------------------------

                                                      Anchors         Shops          Total       Anchors       Shops       Totals
                                                     -------------------------------------------------------------------------------

              Wholly-Owned Retail Properties
              ------------------------------

Mid-Atlantic                                          $ 9,203,911    $ 5,753,365  $ 14,957,276       $ 4.06      $ 8.24       $ 5.04
Midwest                                                 2,318,241      4,483,116     6,801,357         7.55       12.89        10.38
New England                                             3,423,274      2,276,959     5,700,233         9.80        8.59         9.28
New York Region                                         9,816,244      7,392,579    17,208,823         8.13       15.15        10.15
Southeast                                               1,190,245      1,878,001     3,068,246         3.46        5.48         4.47

                                                     -------------------------------------------------------------------------------
                  Total Retail Properties              25,951,915     21,784,020    47,735,935         5.80       10.17         7.21
                                                     -------------------------------------------------------------------------------

Redevelopment Properties(2)                               572,221      1,952,240     2,524,461         5.68       18.74        12.32

                                                     -------------------------------------------------------------------------------
       Grand Total - Wholly-Owned Retail Properties    26,524,136     23,736,260    50,260,396         5.79       10.57         7.37
                                                     -------------------------------------------------------------------------------


             Unconsolidated Retail Properties
             --------------------------------
New York Region(3)                                      1,790,546      3,102,629     4,893,175         9.36       28.95        16.39

                                                     -------------------------------------------------------------------------------
Total Unconsolidated Retail Properties                $ 1,790,546    $ 3,102,629   $ 4,893,175       $ 9.36     $ 28.95      $ 16.39
                                                     ===============================================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(2) The Company currently has 4 redevelopment projects as further described on page 41
(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.


      QUARTERLY SUPPLEMENTAL DISCLOSURE                                                                                      [LOGO]
              SEPTEMBER 30, 2001


   Commercial Properties by Region - Detail
   ----------------------------------------    ------------------------------------------------------------------------------------
                                                            Gross Leasable Area                         Occupancy
                                               ------------------------------------------------------------------------------------
                                               Anchors            Shops        Total          Anchors        Shops        Total
                                               ------------------------------------------------------------------------------------

       Retail Properties - Wholly Owned
       --------------------------------

                 Mid-Atlantic
                 ------------


Pennsylvania
------------
AMES PLAZA                                         88,354             7,800       96,154         100.00%         0.00%       91.89%
BIRNEY PLAZA                                      135,493            58,406      193,899         100.00%        95.72%       98.71%
BLACKMAN PLAZA                                    104,956            16,250      121,206         100.00%        43.08%       92.37%
BRADFORD TOWNE CENTRE                             146,499           110,220      256,719         100.00%        71.69%       87.85%
CIRCLE PLAZA                                       92,171                 -       92,171         100.00%                    100.00%
DUNMORE PLAZA                                      39,680             5,700       45,380         100.00%       100.00%      100.00%
EAST END CENTER                                   176,200           132,227      308,427         100.00%        91.32%       96.28%
GREENRIDGE PLAZA                                  145,420            52,882      198,302         100.00%        72.52%       92.67%
KINGSTON PLAZA                                     51,500            13,324       64,824         100.00%        84.99%       96.91%
LUZERNE STREET SHOPPING CENTER (1)                 54,618             3,097       57,715         100.00%        47.47%       97.18%
MARK PLAZA                                        157,595            56,426      214,021         100.00%        87.59%       96.73%
MONROE PLAZA                                      128,129             2,440      130,569         100.00%        41.86%       98.91%
MOUNTAINVILLE SHOPPING CENTER                      69,608            49,239      118,847         100.00%        90.86%       96.21%
PITTSTON PLAZA                                     67,568            12,000       79,568         100.00%       100.00%      100.00%
PLAZA 15                                           81,800            31,730      113,530         100.00%        92.12%       97.80%
PLAZA 422                                         124,113            30,678      154,791         100.00%        32.60%       86.64%
ROUTE 6 MALL                                      119,658            55,824      175,482         100.00%        97.31%       99.14%
SHILLINGTON PLAZA                                 134,607            16,135      150,742         100.00%       100.00%      100.00%
25TH STREET SHOPPING CENTER                        28,800           102,677      131,477         100.00%        93.47%       94.90%
UNION PLAZA (2)                                   217,992                 -      217,992         100.00%                    100.00%
VALMONT PLAZA                                     137,817            62,347      200,164           0.00%        91.18%       28.40%
                                               ------------------------------------------------------------------------------------
Total: Pennsylvania                             2,302,578           819,402    3,121,980          94.01%        84.11%       91.42%
                                               ------------------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                                 103,335            15,200      118,535         100.00%        57.89%       94.60%
                                               ------------------------------------------------------------------------------------
Total: Virginia                                   103,335            15,200      118,535         100.00%        57.89%       94.60%
                                               ------------------------------------------------------------------------------------

                        Total: Mid-Atlantic     2,405,913           834,602    3,240,515          94.27%        83.63%       91.53%
                                               ------------------------------------------------------------------------------------

[RESTUBBED TABLE]

                                                                                                                              [LOGO]

           Commercial Properties by Region - Detail      ---------------------------------------------------------------------------
           ----------------------------------------                                                       Annualized Base Rent
                                                                Annualized Base Rent                     per Occupied Square Foot
                                                         ---------------------------------------------------------------------------
                                                          Anchors       Shops            Total         Anchors      Shops      Total
                                                         ---------------------------------------------------------------------------

                  Retail Properties - Wholly Owned
                  --------------------------------

                            Mid-Atlantic
                            ------------

Pennsylvania
------------
AMES PLAZA                                                 189,263            -          189,263        2.14           -       2.14
BIRNEY PLAZA                                               311,544      335,250          646,794        2.30        6.00       3.38
BLACKMAN PLAZA                                             204,664       17,500          222,164        1.95        2.50       1.98
BRADFORD TOWNE CENTRE                                      887,469      516,852        1,404,321        6.06        6.54       6.23
CIRCLE PLAZA                                               252,289            -          252,289        2.74           -       2.74
DUNMORE PLAZA                                               89,134       63,935          153,069        2.25       11.22       3.37
EAST END CENTER                                          1,117,500    1,054,130        2,171,630        6.34        8.73       7.31
GREENRIDGE PLAZA                                           659,405      363,424        1,022,829        4.53        9.48       5.57
KINGSTON PLAZA                                             284,000      117,050          401,050        5.51       10.34       6.38
LUZERNE STREET SHOPPING CENTER (1)                         272,150       18,890          291,040        4.98       12.85       5.19
MARK PLAZA                                                 625,776      367,482          993,258        3.97        7.44       4.80
MONROE PLAZA                                               423,718       18,720          442,438        3.31       18.33       3.43
MOUNTAINVILLE SHOPPING CENTER                              309,000      363,387          672,387        4.44        8.12       5.88
PITTSTON PLAZA                                             496,446      119,125          615,571        7.35        9.93       7.74
PLAZA 15                                                   216,988      147,833          364,821        2.65        5.06       3.29
PLAZA 422                                                  262,030       63,450          325,480        2.11        6.34       2.43
ROUTE 6 MALL                                               687,951      369,977        1,057,928        5.75        6.81       6.08
SHILLINGTON PLAZA                                          367,720      212,260          579,980        2.73       13.16       3.85
25TH STREET SHOPPING CENTER                                274,450    1,190,232        1,464,682        9.53       12.40      11.74
UNION PLAZA (2)                                            938,730            -          938,730        4.31           -       4.31
VALMONT PLAZA                                                    -      371,868          371,868           -        6.54       6.54
                                                         ---------------------------------------------------------------------------
Total: Pennsylvania                                      8,870,227    5,711,365       14,581,592        4.10        8.29       5.11
                                                         ---------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                                          333,684       42,000          375,684        3.23        4.77       3.35
                                                         ---------------------------------------------------------------------------
Total: Virginia                                            333,684       42,000          375,684        3.23        4.77       3.35
                                                         ---------------------------------------------------------------------------

                        Total: Mid-Atlantic              9,203,911    5,753,365       14,957,276        4.06        8.24       5.04
                                                         ---------------------------------------------------------------------------




General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) The Price Chopper supermarket occupying 40,618 square feet is not operating but continues to pay rent pursuant to their lease.
(2) This property is currently under contract for sale and is reflected as held for sale in the Company's September 30, 2001 financial statements. Ames filed to reject their lease in 94,000 square feet at this property subsequent to the third quarter 2001. Provisions have been set forth in the contract dealing with Ames and the Company anticipates completing the sale by the first quarter of 2002. This space is reflected as occupied as of September 30, 2001.


                                                                                                                              [LOGO]
                QUARTERLY SUPPLEMENTAL DISCOLSURE
                     SEPTEMBER 30, 2001


           Commercial Properties by Region - Detail      ---------------------------------------------------------------------------
           ----------------------------------------             Gross Leaseable Area                              Occupancy
                                                         ---------------------------------------------------------------------------
                                                          Anchors       Shops            Total         Anchors      Shops      Total
                                                         ---------------------------------------------------------------------------

                  Retail Properties - Wholly Owned
                  --------------------------------

                              Midwest
                              -------
Illinois
--------
HOBSON WEST PLAZA                                         42,037       57,913        99,950      100.00%      94.02%        96.54%
                                                        ---------------------------------------------------------------------------
Total: Illinois                                           42,037       57,913        99,950      100.00%      94.02%        96.54%
                                                        ---------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                                       101,357      134,063       235,420      100.00%      98.50%        99.15%
                                                        ---------------------------------------------------------------------------
Total: Indiana                                           101,357      134,063       235,420      100.00%      98.50%        99.15%
                                                        ---------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                                   105,646      118,749       224,395      100.00%      70.62%        84.45%
                                                        ---------------------------------------------------------------------------
Total: Michigan                                          105,646      118,749       224,395      100.00%      70.62%        84.45%
                                                        ---------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION (1)                                     58,185       98,452       156,637      100.00%      78.69%        86.61%
                                                        ---------------------------------------------------------------------------
Total: Ohio                                               58,185       98,452       156,637      100.00%      78.69%        86.61%
                                                        ---------------------------------------------------------------------------

                           Total: Midwest                307,225      409,177       716,402      100.00%      85.01%        91.44%
                                                        ---------------------------------------------------------------------------

                            New England
                            -----------

Connecticut
-----------
TOWN LINE PLAZA (2)                                      161,965       43,893       205,858      100.00%     100.00%       100.00%
239 GREENWICH AVENUE (3)                                  16,834            -        16,834      100.00%           -       100.00%
                                                        ---------------------------------------------------------------------------
Total: Connecticut                                       178,799       43,893       222,692      100.00%     100.00%       100.00%
                                                        ---------------------------------------------------------------------------

Massachusetts
-------------
CRESCENT PLAZA (4)                                       154,865       61,230       216,095      100.00%      97.55%        99.31%
                                                        ---------------------------------------------------------------------------
Total: Massachusetts                                     154,865       61,230       216,095      100.00%      97.55%        99.31%
                                                        ---------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                                        113,092      184,278       297,370      100.00%      87.55%        92.28%
                                                        ---------------------------------------------------------------------------
Total: Rhode Island                                      113,092      184,278       297,370      100.00%      87.55%        92.28%
                                                        ---------------------------------------------------------------------------

                         Total: New England              446,756      289,401       736,157      100.00%      91.55%        96.68%
                                                        ---------------------------------------------------------------------------

[RESTUBBED TABLE]


                                                                                                                              [LOGO]

           Commercial Properties by Region - Detail      ---------------------------------------------------------------------------
           ----------------------------------------                                                       Annualized Base Rent
                                                                Annualized Base Rent                     per Occupied Square Foot
                                                         ---------------------------------------------------------------------------
                                                          Anchors       Shops            Total         Anchors      Shops      Total
                                                         ---------------------------------------------------------------------------

                  Retail Properties - Wholly Owned
                  --------------------------------

                              Midwest
                              -------
Illinois
--------
HOBSON WEST PLAZA                                             170,000       879,696     1,049,696       4.04       16.16      10.88
                                                           -------------------------------------------------------------------------
Total: Illinois                                               170,000       879,696     1,049,696       4.04       16.16      10.88
                                                           -------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                                            835,417     1,550,974     2,386,391       8.24       11.75      10.22
                                                           -------------------------------------------------------------------------
Total: Indiana                                                835,417     1,550,974     2,386,391       8.24       11.75      10.22
                                                           -------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                                        781,257     1,013,876     1,795,133       7.40       12.09       9.47
                                                           -------------------------------------------------------------------------
Total: Michigan                                               781,257     1,013,876     1,795,133       7.40       12.09       9.47
                                                           -------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION (1)                                         531,567     1,038,570     1,570,137       9.14       13.41      11.57
                                                           -------------------------------------------------------------------------
Total: Ohio                                                   531,567     1,038,570     1,570,137       9.14       13.41      11.57
                                                           -------------------------------------------------------------------------

                           Total: Midwest                   2,318,241     4,483,116     6,801,357       7.55       12.89      10.38
                                                           -------------------------------------------------------------------------

                            New England
                            -----------

Connecticut
-----------
TOWN LINE PLAZA (2)                                           730,000       589,259     1,319,259      11.29       13.42      12.15
239 GREENWICH AVENUE (3)                                    1,125,165             -     1,125,165      66.84           -      66.84
                                                           -------------------------------------------------------------------------
Total: Connecticut                                          1,855,165       589,259     2,444,424      22.76       13.42      19.49
                                                           -------------------------------------------------------------------------

Massachusetts
-------------
CRESCENT PLAZA (4)                                            812,385       448,500     1,260,885       5.25        7.51       5.88
                                                           -------------------------------------------------------------------------
Total: Massachusetts                                          812,385       448,500     1,260,885       5.25        7.51       5.88
                                                           -------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                                             755,724     1,239,200     1,994,924       6.68        7.68       7.27
                                                           -------------------------------------------------------------------------
Total: Rhode Island                                           755,724     1,239,200     1,994,924       6.68        7.68       7.27
                                                           -------------------------------------------------------------------------

                         Total: New England                 3,423,274     2,276,959     5,700,233       9.80        8.59       9.28
                                                           -------------------------------------------------------------------------




General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1)  The GLA for this property includes 27,702 square feet of office space.
(2) Anchor GLA includes a 97,300 square foot Wal*Mart which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(3) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(4) Home Depot, which has leased 104,640 square feet at this center, assumed this space from Bradlees during the 1st Quarter 2001 following Bradlees' bankruptcy and liquidation.


                                                                                                                              [LOGO]
                QUARTERLY SUPPLEMENTAL DISCOLSURE
                     SEPTEMBER 30, 2001


           Commercial Properties by Region - Detail      ---------------------------------------------------------------------------
           ----------------------------------------             Gross Leaseable Area                              Occupancy
                                                         ---------------------------------------------------------------------------
                                                          Anchors       Shops            Total         Anchors      Shops      Total
                                                         ---------------------------------------------------------------------------
                  Retail Properties - Wholly Owned
                  --------------------------------

                          New York Region
                          ---------------
New Jersey
----------
MARKETPLACE OF ABSECON                                           58,031       46,875      104,906    100.00%      64.43%     84.11%
BERLIN SHOPPING CENTER                                          127,850       59,328      187,178    100.00%      54.49%     85.58%
LEDGEWOOD MALL                                                  342,468      172,605      515,073    100.00%      71.00%     90.28%
MANAHAWKIN VILLAGE SHOPPING CENTER                              144,053       31,175      175,228    100.00%     100.00%    100.00%
                                                             -----------------------------------------------------------------------
Total: New Jersey                                               672,402      309,983      982,385    100.00%      69.76%     90.46%
                                                             -----------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                                            66,800      113,820      180,620    100.00%      83.30%     89.48%
VILLAGE COMMONS SHOPPING CENTER                                  25,192       61,963       87,155    100.00%      97.50%     98.22%
BRANCH SHOPPING PLAZA                                            83,670       42,170      125,840     75.30%      87.48%     79.38%
NEW LOUDON CENTER                                               227,911       25,200      253,111    100.00%     100.00%    100.00%
TROY PLAZA                                                      100,709       27,770      128,479    100.00%     100.00%    100.00%
PACESETTER PARK SHOPPING CENTER                                  52,052       43,507       95,559    100.00%      61.16%     82.32%
                                                             -----------------------------------------------------------------------
Total: New York                                                 556,334      314,430      870,764     96.29%      86.41%     92.72%
                                                             -----------------------------------------------------------------------

                       Total: New York Region                 1,228,736      624,413    1,853,149     98.32%      78.15%     91.52%
                                                             -----------------------------------------------------------------------

                             Southeast
                             ---------

Alabama
-------
MIDWAY PLAZA                                                    105,775      101,763      207,538     55.58%      71.41%     63.34%
NORTHSIDE MALL                                                  111,970      270,329      382,299    100.00%      50.60%     65.07%
                                                             -----------------------------------------------------------------------
Total: Alabama                                                  217,745      372,092      589,837     78.42%      56.29%     64.46%
                                                             -----------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                                 35,980       65,341      101,321     68.87%      92.96%     84.41%
                                                             -----------------------------------------------------------------------
Total: Florida                                                   35,980       65,341      101,321     68.87%      92.96%     84.41%
                                                             -----------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                                              74,260       39,107      113,367    100.00%      84.40%     94.62%
                                                             -----------------------------------------------------------------------
Total: Georgia                                                   74,260       39,107      113,367    100.00%      84.40%     94.62%
                                                             -----------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                                 91,996       41,896      133,892     80.43%      94.80%     84.93%
                                                             -----------------------------------------------------------------------
Total: South Carolina                                            91,996       41,896      133,892     80.43%      94.80%     84.93%
                                                             -----------------------------------------------------------------------

                         Total: Southeast                       419,981      518,436      938,417     81.86%      66.15%     73.18%
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------

Total: Retail Properties (before redevelopment properties)    4,808,611    2,676,029    7,484,640     95.12%      80.03%     89.73%
                                                             -----------------------------------------------------------------------

[RESTUBBED TABLE]


                                                                                                                              [LOGO]

           Commercial Properties by Region - Detail      ---------------------------------------------------------------------------
           ----------------------------------------                                                      Annualized Base Rent
                                                               Annualized Base Rent                     per Occupied Square Foot
                                                         ---------------------------------------------------------------------------
                                                          Anchors       Shops            Total         Anchors      Shops      Total
                                                         ---------------------------------------------------------------------------

                  Retail Properties - Wholly Owned
                  --------------------------------

                          New York Region
                          ---------------

New Jersey
----------
MARKETPLACE OF ABSECON                                             927,574        475,227     1,402,801    15.98     15.74     15.90
BERLIN SHOPPING CENTER                                             619,400        237,344       856,744     4.84      7.34      5.35
LEDGEWOOD MALL                                                   2,949,673      1,529,476     4,479,149     8.61     12.48      9.63
MANAHAWKIN VILLAGE SHOPPING CENTER                               1,206,873        378,321     1,585,194     8.38     12.14      9.05
                                                              ----------------------------------------------------------------------
Total: New Jersey                                                5,703,520      2,620,368     8,323,888     8.48     12.12     9.37
                                                              ----------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                                            1,010,250      1,450,504     2,460,754    15.12     15.30    15.23
VILLAGE COMMONS SHOPPING CENTER                                    407,055      1,454,923     1,861,978    16.16     24.08    21.75
BRANCH SHOPPING PLAZA                                              837,270        679,562     1,516,832    13.29     18.42    15.18
NEW LOUDON CENTER                                                1,348,003        418,050     1,766,053     5.91     16.59     6.98
TROY PLAZA                                                         196,000        294,625       490,625     1.95     10.61     3.82
PACESETTER PARK SHOPPING CENTER                                    314,146        474,547       788,693     6.04     17.83    10.03
                                                              ----------------------------------------------------------------------
Total: New York                                                  4,112,724      4,772,211     8,884,935     7.68     17.56    11.00
                                                              ----------------------------------------------------------------------

                       Total: New York Region                    9,816,244      7,392,579    17,208,823     8.13     15.15    10.15
                                                              ----------------------------------------------------------------------

                             Southeast
                             ---------

Alabama
-------
MIDWAY PLAZA                                                       102,380        328,440       430,820     1.74      4.52     3.28
NORTHSIDE MALL                                                     227,974        661,098       889,072     2.04      4.83     3.57
                                                              ----------------------------------------------------------------------
Total: Alabama                                                     330,354        989,538     1,319,892     1.93      4.72     3.47
                                                              ----------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                                   223,020        485,104       708,124     9.00      7.99     8.28
                                                              ----------------------------------------------------------------------
Total: Florida                                                     223,020        485,104       708,124     9.00      7.99     8.28
                                                              ----------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                                                340,371        173,370       513,741     4.58      5.25     4.79
                                                              ----------------------------------------------------------------------
Total: Georgia                                                     340,371        173,370       513,741     4.58      5.25     4.79
                                                              ----------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                                   296,500        229,989       526,489     4.01      5.79     4.63
                                                              ----------------------------------------------------------------------
Total: South Carolina                                              296,500        229,989       526,489     4.01      5.79     4.63
                                                              ----------------------------------------------------------------------

                         Total: Southeast                        1,190,245      1,878,001     3,068,246     3.46      5.48     4.47
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

Total: Retail Properties (before redevelopment properties)    $ 25,951,915   $ 21,784,020  $ 47,735,935   $ 5.80   $ 10.17   $ 7.21
                                                              ----------------------------------------------------------------------

General note - The above occupancy and net amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.



              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        SEPTEMBER 30, 2001
                                                                                                                              [LOGO]

           Commercial Properties by Region - Detail      ---------------------------------------------------------------------------
           ----------------------------------------             Gross Leasable Area                             Occupancy
                                                         ---------------------------------------------------------------------------
                                                          Anchors       Shops            Total         Anchors      Shops      Total
                                                         ---------------------------------------------------------------------------
                     Redevelopment Properties(1)

ABINGTON TOWNE CENTER (Pennsylvania)(2)                  184,616            31,610       216,226     100.00%      81.57%    97.31%
THE GATEWAY SHOPPING CENTER (Vermont)                     31,600            15,245        46,845     100.00%      73.76%    91.46%
METHUEN SHOPPING CENTER (Massachusetts)(3)               120,004            10,234       130,238      25.38%     100.00%    31.24%
ELMWOOD PARK SHOPPING CENTER (New Jersey)                 26,750            79,921       106,671      43.93%      71.18%    64.35%
                                                       -----------------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties      362,970           137,010       499,980      71.20%      76.02%    72.52%
                                                       -----------------------------------------------------------------------------


                                                       -----------------------------------------------------------------------------

            Total: All Wholly-Owned Retail Properties  5,171,581         2,813,039     7,984,620      93.44%      79.84%    88.65%
                                                       -----------------------------------------------------------------------------

                                                                                                                   Check    88.65%








                  Unconsolidated Retail Properties
                  --------------------------------

                                                       -----------------------------------------------------------------------------
                          New York Region
                          ---------------                            Gross Leasable Area                      Occupancy
                                                       -----------------------------------------------------------------------------
                                                          Anchors            Shops         Total      Anchors      Shops     Total
                                                       -----------------------------------------------------------------------------
New York
CROSSROADS JOINT VENTURE (4)                              138,933            57,116       196,049     100.00%      84.64%    95.53%
CROSSROADS II (4)                                          52,430            62,440       114,870     100.00%      94.19%    96.84%
                                                       -----------------------------------------------------------------------------
Total: New York                                           191,363           119,556       310,919     100.00%      89.63%    96.01%
                                                       -----------------------------------------------------------------------------

Total: New York Region                                    191,363           119,556       310,919     100.00%      89.63%    96.01%
                                                       -----------------------------------------------------------------------------

Total: Unconsolidated Retail Properties                   191,363           119,556       310,919     100.00%      89.63%    96.01%
                                                       =============================================================================

[RESTUBBED TABLE]

                                                                                                                     [LOGO]
                                                     -----------------------------------------------------------------------
        Commercial Properties by Region - Detail                                                   Annualized Base Rent
        ----------------------------------------                Annualized Base Rent              per Occupied Square Foot
                                                     -----------------------------------------------------------------------
                     Redevelopment Properties(1)
ABINGTON TOWNE CENTER (Pennsylvania)(2)                    256,500        463,012       719,512     9.50     17.96    13.63
THE GATEWAY SHOPPING CENTER (Vermont)                      126,400        195,695       322,095     4.00     17.40     7.52
METHUEN SHOPPING CENTER (Massachusetts)(3)                 109,656         92,308       201,964     3.60      9.02     4.96
ELMWOOD PARK SHOPPING CENTER (New Jersey)                   79,665      1,201,225     1,280,890     6.78     21.12    18.66
                                                     -----------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties      $ 572,221    $ 1,952,240   $ 2,524,461   $ 5.68   $ 18.74  $ 12.32
                                                     -----------------------------------------------------------------------


                                                     -----------------------------------------------------------------------

          Total: All Wholly-Owned Retail Properties   $ 26,524,136   $ 23,736,260  $ 50,260,396   $ 5.79   $ 10.57   $ 7.37
                                                     -----------------------------------------------------------------------

                                                                                                                     $ 7.37


[RESTUBBED TABLE]



     Unconsolidated Retail Properties
     --------------------------------
                                             -------------------------------------------------------------------------------
                                                                                                Annualized Base Rent
                          New York Region            Annualized Base Rent                     per Occupied Square Foot
                          ---------------    -------------------------------------------------------------------------------
                                                   Anchors           Shops          Total     Anchors      Shops     Total
                                             -------------------------------------------------------------------------------
New York
--------
CROSSROADS JOINT VENTURE (4)                   $ 1,070,250      $ 1,344,637    $ 2,414,887     $ 7.70     $ 27.81   $ 12.89
CROSSROADS II (4)                                  720,296        1,757,992      2,478,288      13.74       29.89     22.28
                                             -------------------------------------------------------------------------------
Total: New York                                  1,790,546        3,102,629      4,893,175       9.36       28.95     16.39
                                             -------------------------------------------------------------------------------

Total: New York Region                           1,790,546        3,102,629      4,893,175       9.36       28.95     16.39
                                             -------------------------------------------------------------------------------

Total: Unconsolidated Retail Properties        $ 1,790,546      $ 3,102,629    $ 4,893,175     $ 9.36     $ 28.95   $ 16.39
                                             ===============================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) The Company currently has 4 redevelopment projects as further described on page 41
(2) Anchor GLA includes a 157,616 square foot Target which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(3) Wal*Mart opened in 89,000 square feet subsequent to the third quarter 2001 (October 29, 2001). This occupancy is not reflected as of September 30, 2001.
(4) The Company has a 49% interest in these partnerships which, together, own the Crossroads Shopping Center.

                              QUARTERLY SUPPLEMENTAL DISCLOSURE                                                               [LOGO]
                                      SEPTEMBER 30, 2001

                              Top 25 Retail Tenants - Ranked by Annualized Base Rent
                              ------------------------------------------------------
                                      (excludes Unconsolidated Partnerships)                         Percentage of Total
                                                                                                 Represented by Retail Tenant
                                                                                              ---------------------------------
                                             Number of
                    Retail                  Stores in         Total        Annualized Base         Total           Annualized Base
   Ranking          Tenant                  Portfolio          GLA             Rent(1)        Portfolio GLA(2)          Rent(2)
   -------          ------                  ---------          ---             ------         ---------------           -------

      1        Kmart                            9             924,282       $ 3,431,692              11.6%                6.8%
      2        Ames(3)                          9             665,571         2,148,083               8.3%                4.3%
      3        T.J. Maxx                        8             239,737         1,802,365               3.0%                3.6%
      4        Price Chopper(4)                 6             268,587         1,596,727               3.4%                3.2%
      5        Eckerd Drug(5)                  13             156,963         1,325,144               2.0%                2.6%
      6        Shaw's(6)                        3             134,217         1,141,084               1.7%                2.3%
      7        Walmart(7)                       2             232,540         1,116,575               2.9%                2.2%
      8        Acme (Albertson's)               2              76,864           918,664               1.0%                1.8%
      9        Fashion Bug(8)                  10             111,294           912,200               1.4%                1.8%
     10        PharMor(9)                       2              90,471           843,981               1.1%                1.7%
     11        Pathmark                         1              63,000           837,270               0.8%                1.7%
     12        Redner's Supermarket             2             111,739           837,112               1.4%                1.7%
     13        Restoration Hardware             1              12,293           830,000               0.2%                1.7%
     14        A&P (Waldbaum's)                 1              64,665           730,000               0.8%                1.5%
     15        Sears                            2             159,640           703,230               2.0%                1.4%
     16        CVS(10)                          6              62,610           625,855               0.8%                1.2%
     17        Macy's                           1              73,349           610,745               0.9%                1.2%
     18        Clearview Cinemas(11)            1              25,400           596,250               0.3%                1.2%
     19        Kay Bee Toys                     5              41,025           559,050               0.5%                1.1%
     20        JC Penney                        2              72,580           546,747               0.9%                1.1%
     21        Payless Shoe Source             11              38,209           507,470               0.5%                1.0%
     22        Office Depot                     3              83,821           499,817               1.0%                1.0%
     23        McDonald's(12)                   8                   -           455,929               0.0%                0.9%
     24        Circuit City                     1              33,294           449,469               0.4%                0.9%
     25        Blockbuster Video                4              21,930           443,860               0.3%                0.9%
                                               --             -------          --------               ----                ----

                                 Total        113           3,764,081      $ 24,469,319              47.1%               48.7%
                                              ===           =========      ============              =====               =====

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after September 30, 2001

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding joint venture properties

(3) The tenant is currently operating under Chapter 11 Bankruptcy and, as of September 30, 2001, had not affirmed or rejected the lease at any of these remaining locations. Subsequent to September 30, 2001, Ames filed to reject the lease for 94,000 square feet at the Union Plaza for which the tenant pays $493,500 in annual rent. The above table, which is as of September 30, 2001, includes this location. The Union Plaza is currently under contract for sale (provisions have been set forth in the contract for Ames) and the Company anticipates the sale to close by the first quarter of 2002.

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004

(5) Subsidiary of JC Penney. The store at the Route 6 Mall has ceased operating but continues to pay annual rent of $106,560 through January 31, 2011 pursuant to the lease

(6) Subsequent to September 30, 2001, Shaw's signed an agreement to expand their premise at the Gateway Shopping Center in connection with the redevelopment of the entire center. Their current space of 31,600 square feet for which they pay an annual rental of $126,400 (this lease is reflected in the above table as of September 30, 2001) will be expanded to 66,328 square feet with an annual rent of $1,193,904.

(7) Subsequent to September 30, 2001, Wal*Mart opened in a third location in 89,000 square feet at the Methuen Shopping Center with an annual rent of $626,808. This is not reflected in the above table as of September 30, 2001.

(8) This tenant pays percentage rent only (no minimum rent) at 7 of these locations. Included in the above rent is $637,997 of percentage rent paid for calendar 2000

(9) The tenant is currently operating under Chapter 11 Bankruptcy and has not affirmed or rejected the lease at any of its locations.

(10) The tenant is currently not operating the store at the Kings Fairgrounds Shopping Center. They are obligated, and continue, to pay annual minimum rent of $29,184 until the lease expires in February 28, 2002

(11) Subsidiary of Cablevision

(12) Restaurants located in shopping center outparcels

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMEBER 30, 2001

                              Anchor Tenant Summary


         Property/Tenant Name                    Square      Lease         Annual     Annual
           (Type of Center)                     Footage    Expiration       Rent     Rent PSF     Options/Required Notice
--------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

New England

Connecticut
-----------
    TOWN LINE PLAZA, ROCKY HILL
          WAL-MART(1)                            97,300             -            -    $     -      REA AGREEEMENT
          A&P SUPERFRESH                         64,665    03/08/2017      730,000      11.29      (7) 5 YEAR (6 MONTHS)
                                                -------                  --------------------
          Total: TOWN LINE PLAZA                161,965                    730,000      11.29
                                                -------                  --------------------

    239 GREENWICH AVE., GREENWICH
          CHICO'S FASHION                         4,541    01/31/2010      295,165    $ 65.00      (2) 5 YEARS
          RESTORATION HARDWARE INC.              12,293    04/30/2015      830,000      67.52      (2) 5 YEARS (6 MONTHS)
                                                -------                  --------------------
          Total: 239 GREENWICH AVE.              16,834                  1,125,165      66.84
                                                -------                  --------------------

Massachusetts
-------------
    METHUEN SHOPPING CENTER, METHUEN(2)
          DEMOULAS SUPER MARKETS                 30,460    01/31/2005      109,656       3.60      (2) 5 YEAR
                                                -------                  --------------------
          Total: METHUEN SHOPPING CENTER         30,460                    109,656       3.60
                                                -------                  --------------------

    CRESCENT PLAZA, BROCKTON
          HOME DEPOT 3                          104,640    10/31/2008      295,425       2.82      (1) 8 YR & (2) 5 YEAR
          SHAWS SUPERMARKETS                     50,225    12/31/2012      516,960      10.29      (6) 5 YEAR (6 MONTHS)
                                                -------                  --------------------
          Total: CRESCENT PLAZA                 154,865                    812,385       5.25
                                                -------                  --------------------

Rhode Island
------------
    WALNUT HILL PLAZA, WOONSOCKET
          SEARS                                  60,700    08/31/2003      258,000       4.25      (6) 5 YEAR (12 MONTHS)
          SHAWS SUPERMARKETS                     52,392    12/31/2013      497,724       9.50      (6) 5 YEAR (9 MONTHS)
                                                -------                  --------------------
          Total: WALNUT HILL PLAZA              113,092                    755,724       6.68
                                                -------                  --------------------

Vermont
-------
    THE GATEWAY SHOPPING CENTER, BURLINGTON
          SHAWS SUPERMARKETS(4)                  31,600    06/30/2005      126,400       4.00      (1) 5 YEAR (12 MONTHS)
                                                -------                  --------------------
          Total: THE GATEWAY SHOPPING CENTER     31,600                    126,400       4.00
                                                -------                  --------------------

Total: New England                              508,816                  3,659,330       8.89
                                                -------                  --------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.
(2) As of September 30, 2001, Wal*Mart had signed a lease for 89,000 square feet at this center. This tenant took occupancy during the fourth quarter of 2001.
(3) Home Depot aquired this lease from the former Bradlees. Estimated occupancy is during the first half of 2002.
(4) Subsequent to September 30, 2001, Shaws signed an agreement to expand their premise at the Gateway Mall in connection with the redevelopment of the entire center. Their current space of 31,600 square feet for which they pay an annual rental of $126,400 will be expanded to 66,328 square feet with an annual rent of $1,193,904.

                                                                          [LOGO]


         Property/Tenant Name                         Square          Lease       Annual     Annual
           (Type of Center)                           Footage      Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
New York Region

New Jersey
----------
    ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK(1)
          VALLEY NATIONAL BANK                          11,750     05/31/2005       79,665     6.78    (1) 10 YEAR (10 MONTHS)
                                                     ---------                   ------------------
          Total: ELMWOOD PARK SHOPPING CENTER           11,750                      79,665     6.78
                                                     ---------                   ------------------

    MARKETPLACE OF ABSECON, ABSECON
          ECKERD DRUG                                   13,207     09/20/2020      329,310    24.93    (4) 5 YEAR (6 MONTHS)
          ACME MARKETS                                  44,824     04/30/2015      598,264    13.35    (8) 5 YEAR (12 MONTHS)
                                                     ---------                   ------------------
          Total: MARKETPLACE OF ABSECON                 58,031                     927,574    15.98
                                                     ---------                   ------------------

    BERLIN SHOPPING CENTER, BERLIN
          ACME MARKETS                                  32,040     04/30/2005      320,400    10.00    (2) 5 YEAR (6 MONTHS)
          KMART                                         95,810     11/30/2004      299,000     3.12    (4) 5 YEAR (6 MONTHS)
                                                     ---------                   ------------------
          Total: BERLIN SHOPPING CENTER                127,850                     619,400     4.84
                                                     ---------                   ------------------

    LEDGEWOOD MALL, LEDGEWOOD (Enclosed Mall)
          CIRCUIT CITY                                  33,294     01/31/2020      449,469    13.50    (4) 5 YEAR (6 MONTHS)
          MARSHALL'S                                    27,228     01/31/2002      313,122    11.50    -
          PHARMHOUSE                                    47,271     05/31/2009      519,981    11.00    (2) 5 YEAR
          THE SPORTS AUTHORITY                          52,205     05/31/2007      225,000     4.31    (6) 5 YEAR (15 MONTHS)
          MACY'S DEPARTMENT STORE 2                     61,900     01/31/2005      553,500     8.94    (4) 5 YEAR (6 MONTHS)
          WAL*MART                                     120,570     03/31/2019      888,601     7.37    (6) 5 YEAR (6 MONTHS)
                                                     ---------                   ------------------
          Total: LEDGEWOOD MALL                        342,468                   2,949,673     8.61
                                                     ---------                   ------------------

    MANAHAWKIN VILLAGE, MANAHAWKIN
          KMART                                        112,434     01/31/2019      843,255     7.50    (8) 5 YEAR (12 MONTHS)
          HOYTS                                         31,619     11/30/2018      363,618    11.50    (4) 5 YEAR (6 MONTHS)
                                                     ---------                   ------------------
          Total: MANAHAWKIN VILLAGE SHOPPING CENTER    144,053                   1,206,873     8.38
                                                     ---------                   ------------------

New York
--------
    SOUNDVIEW MARKETPLACE, PORT WASHINGTON
          KING KULLEN                                   41,400     09/26/2007      414,000    10.00    (3) 5 YEAR (11 MONTHS)
          CLEARVIEW CINEMA                              25,400     05/31/2010      596,250    23.47    (4) 5 YEAR (12 MONTHS)
                                                     ---------                   ------------------
          Total: SOUNDVIEW MARKETPLACE                  66,800                   1,010,250    15.12
                                                     ---------                   ------------------

    SMITHTOWN SHOPPING CENTER, SMITHTOWN
          DAFFY'S                                       16,125     05/30/2008      262,031    16.25    (4) 5 YEAR (12 MONTHS)
          WALGREENS                                      9,067     12/31/2021      145,024    15.99     -
                                                     ---------                   ------------------
          Total: SMITHTOWN SHOPPING CENTER              25,192                     407,055    16.16
                                                     ---------                   ------------------

    THE BRANCH SHOPPING CENTER, SMITHTOWN
          PATHMARK                                      63,000     11/30/2013      837,270    13.29    (1) 10 YEAR & (1) 5 YEAR
                                                     ---------                   ------------------
          Total: RD BRANCH ASSOCIATES L.P.              63,000                     837,270    13.29
                                                     ---------                   ------------------

    NEW LOUDON CENTER, LATHAM
          AMES                                          76,641     02/28/2020      268,244     3.50    (3) 5 YEAR (12 MONTHS)
          CLUB PRO                                      47,805     04/30/2006      215,123     4.50    (1) 5 YEAR (12 MONTHS)
          MARSHALLS                                     26,015     01/31/2004      104,060     4.00    (1) 5 YEAR (12 MONTHS)
          PRICE CHOPPER                                 77,450     05/31/2015      760,577     9.82    (4) 5 YEAR (12 MONTHS)
                                                     ---------                   ------------------
          Total: NEW LOUDEN CENTER                     227,911                   1,348,004     5.91
                                                     ---------                   ------------------

    TROY PLAZA, TROY
          AMES                                          71,665     05/31/2006      140,000     1.95    (1) 5 YEAR (6 MONTHS)
          PRICE CHOPPER                                 29,044     09/30/2004       56,000     1.93    (2) 5 YEAR
                                                     ---------                   ------------------
          Total: TROY PLAZA                            100,709                     196,000     1.95
                                                     ---------                   ------------------

    PACESETTER PARK SHOPPING CENTER, POMONA
          STOP & SHOP (Ahold subsidiary)                52,052     08/31/2020      314,145     6.04    (2) 10 YEAR
          Total: PACESETTER PARK SHOPPING CENTER        52,052                     314,145     6.04
                                                     ---------                   ------------------
Total: New York Region                               1,219,816                   9,895,909     8.11
                                                     ---------                   ------------------

(1) This is a redevelopment property. The Company will be constructing a 48,000 sf free-standing supermarket to replace the former in-line supermarket.
(2) The tenant has additional expansion space bringing the total space to 74,815 s.f. with rents of $618,075.

                                                                          [LOGO]

         Property/Tenant Name                         Square          Lease       Annual     Annual
           (Type of Center)                           Footage      Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Mid-Atlantic

Pennsylvania
------------
    ABINGTON TOWNE CENTER, ABINGTON(1)
          T.J. MAXX                                     27,000     11/30/2010      256,500     9.50    (2) 5 YEAR (6 MONTHS)
          TARGET(1)                                    157,616              -            -        -    CONDOMINIUM AGREEMENT
                                                       -------                   ------------------
          Total: ABINGTON TOWNE CENTER                 184,616                     256,500     9.50
                                                       -------                   ------------------

    AMES PLAZA, SHAMOKIN
          AMES                                          59,116     01/31/2003       84,006     1.42    (2) 5 YEAR (6 MONTHS)
          BUY-RITE LIQUIDATORS                          29,238     08/30/2010      105,257     3.60    (1) 5 YEAR (9 MONTHS)
                                                       -------                   ------------------
          Total: AMES PLAZA                             88,354                     189,263     2.14
                                                       -------                   ------------------

    BIRNEY PLAZA, MOOSIC
          BIG LOTS                                      30,537     01/31/2003      106,880     3.50    (1) 5 YEAR (6 MONTHS)
          KMART                                        104,956     10/31/2004      204,664     1.95    (9) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: BIRNEY PLAZA                          135,493                     311,544     2.30
                                                       -------                   ------------------

    BLACKMAN PLAZA, WILKES-BARRE
          KMART                                        104,956     10/31/2004      204,664     1.95    (9) 5 YEAR (12 MONTHS)
                                                       -------                   ------------------
          Total: BLACKMAN PLAZA                        104,956                     204,664     1.95
                                                       -------                   ------------------

    BRADFORD TOWNE CENTRE, TOWANDA
          KMART                                         94,841     03/31/2019      474,205     5.00    (10) 5 YEAR (6 MONTHS)
          PENN TRAFFIC                                  51,658     09/30/2014      413,264     8.00    (2) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: BRADFORD TOWNE CENTRE                 146,499                     887,469     6.06
                                                       -------                   ------------------

    CIRCLE PLAZA, SHAMOKIN DAM
          KMART                                         92,171     11/07/2004      252,289     2.74    (9) 5 YEAR (12 MONTHS)
                                                       -------                   ------------------
          Total: CIRCLE PLAZA                           92,171                     252,289     2.74
                                                       -------                   ------------------

    DUNMORE PLAZA, DUNMORE
          ECKERD DRUGS                                  13,205     11/30/2004       89,134     6.75    (3) 5 YEAR (6 MONTHS)
          PRICE CHOPPER(2)                              26,475     11/30/2005            -        -    (3) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: DUNMORE PLAZA                          39,680                      89,134     2.25
                                                       -------                   ------------------

    EAST END CENTER, WILKES-BARRE
          AMES                                          83,000     01/31/2007      436,000     5.25    (6) 5 YEAR (6 MONTHS)
          PHAR-MOR                                      43,200     03/31/2003      324,000     7.50    (3) 5 YEAR (6 MONTHS)
          PRICE CHOPPER                                 50,000     04/30/2008      357,500     7.15    (4) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: EAST END CENTER                       176,200                   1,117,500     6.34
                                                       -------

(1) In connection with the redevelopment of the Abington Towne Center, the Company has sold 157,616 square feet of the main building to Target which operates a Target store at this location. The Company has retained and is redeveloping the remaining 58,610 square feet of the center.
(2) Acadia owns only the land and not the building for this tenant.

                                                                          [LOGO]

         Property/Tenant Name                         Square          Lease       Annual     Annual
           (Type of Center)                           Footage      Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Mid-Atlantic (continued)

Pennsylvania
------------
    GREENRIDGE PLAZA, SCRANTON
          GIANT FOOD STORES                             62,090     04/30/2021      279,405     4.50    (6) 5 YEAR (AUTO)
          AMES                                          83,330     01/31/2007      380,000     4.56    (6) 5 YEAR (6 MONTHS)
                                                       -------                     ----------------
          Total: GREENRIDGE PLAZA                      145,420                     659,405     4.53
                                                       -------                     ----------------

    KINGSTON PLAZA, KINGSTON
          DOLLAR GENERAL                                 6,500     06/30/2004       39,000     6.00    (1) 3 YEAR (6 MONTHS)
          PRICE CHOPPER                                 45,000     12/31/2006      245,000     5.44    (4) 5 YEAR (6 MONTHS)
                                                       -------                     ----------------
          Total: KINGSTON PLAZA                         51,500                     284,000     5.51
                                                       -------                     ----------------

    LUZERNE STREET SHOPPING CENTER. SCRANTON
          ECKERD DRUGS                                  14,000     04/30/2004       94,500     6.75    (3) 5 YEAR (6 MONTHS)
          PRICE CHOPPER 1                               40,618     04/30/2004      177,650     4.37    (4) 5 YEAR (12 MONTHS)
                                                       -------                     ----------------
          Total: LUZERNE STREET SHOPPING CENTER         54,618                     272,150     4.98
                                                       -------                     ----------------

    MARK PLAZA, EDWARDSVILLE
          KMART                                        104,956     10/31/2004      204,664     1.95    (10) 5 YEAR (12 MONTHS)
          REDNER'S MARKET                               52,639     05/31/2018      421,112     8.00    (2) 5 YEAR (6 MONTHS)
                                                       -------                     ----------------
          Total: MARK PLAZA                            157,595                     625,776     3.97
                                                       -------                     ----------------

    MONROE PLAZA, STROUDSBURG
          AMES                                          61,489     01/29/2009       94,434     1.54    (3) 5 YEAR
          ECKERD DRUGS                                  13,716     10/31/2002       48,006     3.50    (2) 5 YEAR (6 MONTHS)
          SHOP-RITE                                     52,924     10/31/2005      281,278     5.31    (3) 5 & (1) 3 YEAR
                                                       -------                     ----------------
          Total: MONROE PLAZA                          128,129                     423,718     3.31
                                                       -------                     ----------------

    MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN
          PRICE RITE                                    33,800     07/31/2011      169,000     5.00    (4) 5 YEAR (12 MONTHS)
          ECKERD DRUGS                                  15,808     04/30/2004       60,000     3.80    (3) 5 YEAR (6 MONTHS)
          KLING'S HANDYMAN                              20,000     01/31/2005       80,000     4.00     -
                                                       -------                     ----------------
          Total: MOUNTAINVILLE SHOPPING CENTER          69,608                     309,000     4.44
                                                       -------                     ----------------

    PITTSTON PLAZA, PITTSTON
          ECKERD DRUGS                                   8,468     06/30/2006       80,446     9.50    (2) 5 YEAR (6 MONTHS)
          REDNER'S MARKETS                              59,100     12/31/2018      416,000     7.04    (2) 5 YEAR
                                                       -------                     ----------------
          Total: PITTSTON PLAZA                         67,568                     496,446     7.35
                                                       -------                     ----------------

(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

                                                                          [LOGO]

         Property/Tenant Name                                Square        Lease        Annual    Annual
           (Type of Center)                                  Footage     Expiration      Rent    Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Mid-Atlantic (continued)

Pennsylvania
------------
    PLAZA 15, LEWISBURG
          AMES                                                 53,000    04/30/2006     121,900     2.30     (3) 5 YEAR (6 MONTHS)
          WEIS MARKETS                                         28,800    12/31/2001      95,088     3.30     (4) 5 YEAR (3 MONTHS)
                                                            ---------                 ------------------
          Total: PLAZA 15                                      81,800                   216,988     2.65
                                                            ---------                 ------------------

    PLAZA 422, LEBANON
          PLAYTIME INC, (Sub-leased from Giant Food Stores)    40,783    09/23/2004     132,030     3.24     (5) 5 YEAR
          AMES                                                 83,330    10/31/2006     130,000     1.56     (3) 5 YEAR (6 MONTHS)
                                                            ---------                 ------------------
          Total: PLAZA 422                                    124,113                   262,030     2.11
                                                            ---------                 ------------------

    ROUTE 6 MALL, HONESDALE
          KMART                                               119,658    04/30/2020     687,951     5.75     (10) 5 YEAR (AUTOMATIC)
                                                            ---------                 ------------------
          Total: ROUTE 6 MALL                                 119,658                   687,951     5.75
                                                            ---------                 ------------------

    SHILLINGTON PLAZA, READING
          KMART                                                94,500    07/31/2004     261,000     2.76     (9) 5 YEAR (12 MONTHS)
          WEIS MARKETS                                         40,107    08/31/2004     106,720     2.66     (2) 5 YEAR (12 MONTHS)
                                                            ---------                 ------------------
          Total: SHILLINGTON PLAZA                            134,607                   367,720     2.73
                                                            ---------                 ------------------

    25TH STREET SHOPPING CENTER, EASTON
          CVS                                                  13,400    12/31/2005     147,400    11.00     (1) 5 YEAR (6 MONTHS)
          PETCO                                                15,400    01/31/2009     127,050     8.25     (2) 5 YEAR
                                                            ---------                 ------------------
          Total: 25TH STREET SHOPPING CENTER                   28,800                   274,450     9.53
                                                            ---------                 ------------------

    UNION PLAZA, NEW CASTLE
          AMES(1)                                              94,000    01/31/2017     493,500     5.25     (2) 5 YEAR
          PEEBLES (pays percentage rent only)                  25,052    01/31/2017           -        -     (3) 3 YEAR (AUTOMATIC)
          SEARS                                                98,940    10/25/2011     445,230     4.50     (4) 5 YEAR
                                                            ---------                 ------------------
          Total: UNION PLAZA                                  217,992                   938,730     4.31
                                                            ---------                 ------------------

    VALMONT PLAZA, WEST HAZELTON                                    -             -           -        -

Virginia
--------
    KINGS FAIRGROUNDS, DANVILLE
          CVS(2)                                               12,160    02/28/2002      29,184     2.40     (2) 5 YEAR
          SCHEWEL FURNITURE                                    60,200    01/31/2006     180,600     3.00     (1) 5 YEAR (3 MONTHS)
          TRACTOR SUPPLY CO.                                   30,975    11/30/2008     123,900     4.00     (3) 5 YEAR (6 MONTHS)
                                                            ---------                 ------------------
          Total: KINGS FAIRGROUNDS                            103,335                   333,684     3.23
                                                            ---------                 ------------------

     Total: Mid-Atlantic                                    2,452,712                 9,460,411     4.12
                                                            ---------                 ------------------

(1) The tenant is currently operating under Chapter 11 Bankruptcy and, subsequent to September 30, 2001, filed to reject this lease. The Union Plaza is currently under contract for sale (provisions have been set forth in the contract for Ames) and the Company anticipates the sale to close during the fourth quarter of 2001.
(2) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

                                                                          [LOGO]

         Property/Tenant Name                         Square          Lease       Annual     Annual
           (Type of Center)                           Footage      Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Southeast

Alabama
-------
    MIDWAY PLAZA, OPELIKA
          BEALL'S OUTLET                                30,000     04/30/2004       33,000     1.10    -
          OFFICE DEPOT                                  28,787     10/31/2007       69,380     2.41    (3) 5 YEAR (AUTOMATIC)
                                                       -------                   ------------------
          Total: MIDWAY PLAZA                           58,787                     102,380     1.74
                                                       -------                   ------------------

    NORTHSIDE MALL, DOTHAN
          WAL*MART                                     111,970     01/31/2004      227,974     2.04    (6) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: NORTHSIDE MALL                        111,970                     227,974     2.04
                                                       -------                   ------------------

Florida
-------
    NEW SMYRNA BEACH SHOPPING CNTR, NEW SMYRNA BEACH
          THEATRE MANAGEMENT INC.(1)                    24,780     11/30/2005      223,020     9.00    (4) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: NEW SMYRNA BEACH SHOPPING CNTR         24,780                     223,020     9.00
                                                       -------                   ------------------

Georgia
-------
    CLOUD SPRINGS PLAZA, FORT OGLETHORPE
          BIG LOTS                                      30,000     10/31/2005      108,000     3.60    -
          FOOD LION                                     29,000     01/31/2011      181,250     6.25    (4) 5 YEAR
          W.S. BADCOCK                                  15,260     09/28/2005       51,121     3.35    (1) 5 YEAR (6 MONTHS)
                                                       -------                   ------------------
          Total: CLOUD SPRINGS PLAZA                    74,260                     340,371     4.58
                                                       -------                   ------------------

South Carolina
--------------
    MARTINTOWN PLAZA, NORTH AUGUSTA
          BELK'S                                        44,000     01/31/2004      154,000     3.50    (4) 5 YEAR (6 MONTHS)
          OFFICE DEPOT                                  29,996     06/30/2008      142,500     4.75    (2) 5 YEAR (12 MONTHS)
                                                       -------                   ------------------
          Total: MARTINTOWN PLAZA                       73,996                     296,500     4.01
                                                       -------                   ------------------

Total: Southeast                                       343,793                   1,190,245     3.46
                                                       -------                   ------------------

(1) The tenant has expanded bringing the total space to 35,280 s.f. with rents of $349,020. Retail Anchor Properties- Wholly Owned

                                                                          [LOGO]

         Property/Tenant Name                         Square          Lease       Annual     Annual
           (Type of Center)                           Footage      Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Midwest

Illinois
--------
    HOBSON WEST PLAZA, NAPERVILLE
          EAGLE FOOD CENTERS                            42,037     11/30/2007       170,000    4.04    (5) 5 YEAR (6 MONTHS)
                                                     ---------                 --------------------
          Total: HOBSON WEST PLAZA,                     42,037                      170,000    4.04
                                                     ---------                 --------------------

Indiana
-------
    MERRILLVILLE PLAZA, MERILLVILLE
          JC PENNEY                                     50,000     01/31/2008       450,000    9.00    (2) 5 YEAR (12 MONTHS)
          OFFICEMAX                                     26,157     07/31/2008       202,717    7.75    (4) 5 YEAR (6 MONTHS)
          TJ MAXX                                       25,200     01/31/2004       182,700    7.25    (2) 5 YEAR (6 MONTHS)
                                                     ---------                 --------------------
          Total: MERRILLVILLE PLAZA                    101,357                      835,417    8.24
                                                     ---------                 --------------------

Michigan
--------
    BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
          HOME GOODS                                    39,646     05/31/2010       307,257    7.75    (3) 5 YEAR
          MARSHALLS                                     30,000     01/31/2012       240,000    8.00    (3) 5 YEAR (6 MONTHS)
          TJ MAXX                                       36,000     03/31/2003       234,000    6.50    (2) 5 YEAR (6 MONTHS)
                                                     ---------                 --------------------
          Total: BLOOMFIELD TOWN SQUARE                105,646                      781,257    7.40
                                                     ---------                 --------------------

Ohio
----
    MAD RIVER STATION - RETAIL, DAYTON
          BABIES 'R' US                                 33,147     02/28/2005       243,630    7.35    (3) 5 YEAR
          OFFICE DEPOT                                  25,038     08/31/2005       287,937   11.50    (1) 5 YEAR (6 MONTH)
                                                     ---------                 --------------------
          Total: MAD RIVER STATION - RETAIL SPACE       58,185                      531,567    9.14
                                                     ---------                 --------------------

Total: Midwest                                         307,225                    2,318,241    7.55
                                                     ---------                 --------------------

Total: Retail Anchor Properties - Wholly Owned       4,832,362                 $ 26,524,136  $ 5.79
                                                     =========                 ====================

Unconsolidated Retail Properties

New York Region

New York
--------
    CROSSROADS SHOPPING CENTER,WHITEPLAINS
          K-MART                                       100,725     01/31/2012  $    566,250  $ 5.62    (5) 5 YEAR (9 MONTHS)
          WALDBAUMS                                     38,208     12/31/2007       504,000   13.19    (5) 5 YEAR (9 MONTHS)
          B. DALTON                                     12,430     05/28/2012       321,813   25.89    (2) 5 YEAR (18 MONTHS)
          MODELL'S                                      15,000     01/11/2002       204,733   13.65    -
          MODELL'S(1)                                   25,000     02/28/2009       193,750    7.75    (2) 5 YEAR (12 MONTHS)
                                                     ---------                 --------------------
          Total: CROSSROADS SHOPPING CENTER            191,363                    1,790,546    9.36
                                                     ---------                 --------------------

     Total: New York Region                            191,363                    1,790,546    9.36
                                                     ---------                 --------------------

Total: Unconsolidated Retail Properties                191,363                 $  1,790,546  $ 9.36
                                                     =========                 ====================

(1) This space was formerly leased to Pergament's. Modell's acquired this lease in connection with Pergaments' bankruptcy proceedings earlier in the year.

                                                                          [LOGO]

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2001

        Lease Expirations
        -----------------

                                           Gross Leased Area                                  Annualized Base Rent
                                           -----------------                                  --------------------
                                 Number of                     Percent                               Percent       Average
                                  Leases        Square           of                                    of            per
                                 Expiring       Footage         Total                Amount           Total        Sq. Ft.
                                 --------       -------         -----                ------           -----        -------

Retail Properties
  Anchor Tenant Expirations

          2001                       1           28,800         0.63%                $ 95,088         0.36%          3.30
          2002                       3           53,104         1.16%                 390,312         1.47%          7.35
          2003                       5          229,553         5.01%               1,006,886         3.80%          4.39
          2004                      19        1,034,599        22.60%               2,883,049        10.87%          2.79
          2005                      14          408,774         8.93%               2,612,007         9.85%          6.39
          2006                       7          369,468         8.07%               1,113,069         4.20%          3.01
          2007                       6          330,759         7.23%               1,694,380         6.39%          5.12
          2008                       7          307,893         6.73%               1,834,073         6.91%          5.96
          2009                       4          124,160         2.71%                 741,465         2.80%          5.97
          2010                       5          125,825         2.75%               1,560,428         5.88%         12.40
          2011                       3          161,740         3.53%                 795,480         3.00%          4.92
          2012                       2           80,225         1.75%                 756,960         2.85%          9.44
          2013                       2          115,392         2.52%               1,334,994         5.03%         11.57
          2014                       1           51,658         1.13%                 413,264         1.56%          8.00
          2015                       3          134,567         2.94%               2,188,841         8.25%         16.27
          2017                       3          183,717         4.01%               1,223,500         4.61%          6.66
          2018                       3          143,358         3.13%               1,200,731         4.53%          8.38
          2019                       3          327,845         7.16%               2,206,061         8.32%          6.73
          2020                       5          294,852         6.44%               2,049,120         7.73%          6.95
          2021                       2           71,157         1.57%                 424,429         1.59%          5.96
                                -------------------------------------             ---------------------------------------
            Total Occupied          98        4,577,446       100.00%             $26,524,137       100.00%        $ 5.79

            Anchor GLA Owned by Tenants         254,916
            Total Vacant                        339,219
                                              ---------
            Total Square Feet                 5,171,581
                                              =========

                                                                          [LOGO]

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2001

        Lease Expirations
        -----------------

                                           Gross Leased Area                                  Annualized Base Rent
                                           -----------------                                  --------------------
                                 Number of                     Percent                               Percent       Average
                                  Leases        Square           of                                    of            per
                                 Expiring       Footage         Total                Amount           Total        Sq. Ft.
                                 --------       -------         -----                ------           -----        -------

Retail Properties
      Shop Tenant Expirations


     Month to Month                 28          113,174         5.04%               $ 658,244         2.77%        $ 5.82
          2001                      21           77,001         3.43%               1,024,118         4.31%         13.30
          2002                      78          272,595        12.14%               2,561,504        10.79%          9.40
          2003                      88          311,337        13.86%               3,254,786        13.71%         10.45
          2004                      80          319,948        14.24%               3,676,236        15.49%         11.49
          2005                      68          320,768        14.28%               3,304,777        13.92%         10.30
          2006                      52          203,382         9.05%               2,247,295         9.47%         11.05
          2007                      18          137,011         6.10%               1,560,340         6.57%         11.39
          2008                      20          109,635         4.88%               1,346,418         5.67%         12.28
          2009                      20           98,644         4.39%               1,196,754         5.04%         12.13
          2010                      18          155,020         6.90%               1,292,876         5.45%          8.34
          2011                      16           73,807         3.29%                 937,249         3.95%         12.70
          2014                       2           26,472         1.18%                 167,024         0.70%          6.31
          2015                       1            9,592         0.43%                 184,838         0.78%         19.27
          2019                       1           14,887         0.66%                 236,800         1.00%         15.91
          2020                       1            3,000         0.13%                  87,000         0.38%         29.00

                                -------------------------------------             ---------------------------------------
  Total Occupied                   512        2,246,273       100.00%             $23,736,259       100.00%       $ 10.57

            --------------------------------------------------------------------

            Total Vacant                        566,766
                                      -----------------

            Total Square Feet                 2,813,039
                                      =================

                                                                          [LOGO]

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2001

        Lease Expirations
        -----------------

                                           Gross Leased Area                                  Annualized Base Rent
                                           -----------------                                  --------------------
                                 Number of                     Percent                               Percent       Average
                                  Leases        Square           of                                    of            per
                                 Expiring       Footage         Total                Amount           Total        Sq. Ft.
                                 --------       -------         -----                ------           -----        -------

Retail Properties
      Total Retail Expirations


     Month to Month                 28          113,174         1.66%               $ 658,244         1.31%        $ 5.82
          2001                      22          105,801         1.55%               1,119,206         2.23%         10.58
          2002                      81          325,699         4.77%               2,951,816         5.87%          9.06
          2003                      93          540,890         7.93%               4,261,672         8.48%          7.88
          2004                      99        1,354,547        19.85%               6,559,285        13.05%          4.84
          2005                      82          729,542        10.69%               5,916,784        11.77%          8.11
          2006                      59          572,850         8.39%               3,360,364         6.69%          5.87
          2007                      24          467,770         6.86%               3,254,720         6.48%          6.96
          2008                      27          417,528         6.12%               3,180,491         6.33%          7.62
          2009                      24          222,804         3.27%               1,938,219         3.86%          8.70
          2010                      23          280,845         4.12%               2,853,304         5.68%         10.16
          2011                      19          235,547         3.45%               1,732,729         3.45%          7.36
          2012                       2           80,225         1.18%                 756,960         1.51%          9.44
          2013                       2          115,392         1.69%               1,334,994         2.66%         11.57
          2014                       3           78,130         1.14%                 580,288         1.15%          7.43
          2015                       4          144,159         2.11%               2,373,679         4.72%         16.47
          2017                       3          183,717         2.69%               1,223,500         2.43%          6.66
          2018                       3          143,358         2.10%               1,200,731         2.39%          8.38
          2019                       4          342,732         5.02%               2,442,861         4.86%          7.13
          2020                       6          297,852         4.36%               2,136,120         4.25%          7.17
          2021                       2           71,157         1.05%                 424,429         0.83%          5.96
                                -------------------------------------             ---------------------------------------
            Total Occupied         610        6,823,719       100.00%              50,260,396       100.00%          7.37

            --------------------------------------------------------------------

            Anchor GLA Owned by Tenants         254,916
            Total Vacant                        905,985
                                            -----------

            Total Square Feet                 7,984,620
                                            ===========

            --------------------------------------------------------------------

                                                                          [LOGO]

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2001

        Lease Expirations
        -----------------

                                           Gross Leased Area                                  Annualized Base Rent
                                           -----------------                                  --------------------
                                 Number of                     Percent                               Percent       Average
                                  Leases        Square           of                                    of            per
                                 Expiring       Footage         Total                Amount           Total        Sq. Ft.
                                 --------       -------         -----                ------           -----        -------

Unconsolidated Propert






     Month to Month                  1            3,000         1.00%                $ 95,700         1.96%         31.90
          2002                       7           31,517        10.56%                 690,442        14.11%         21.91
          2003                       5           20,241         6.78%                 638,998        13.06%         31.57
          2004                       7           30,516        10.22%                 808,298        16.52%         26.49
          2005                       5           16,015         5.36%                 461,200         9.43%         28.80
          2006                       3            5,260         1.76%                 151,628         3.10%         28.83
          2007                       3           42,258        14.16%                 643,119        13.14%         15.22
          2008                       3           10,093         3.38%                 267,882         5.47%         26.54
          2009                       2           26,462         8.86%                 247,844         5.07%          9.37
          2012                       2          113,155        37.92%                 888,064        18.14%          7.85

                                -------------------------------------             ---------------------------------------

            Total Occupied          38          298,517       100.00%               4,893,175       100.00%         16.39

            --------------------------------------------------------------------

            Total Vacant                         12,402
                                            -----------

            Total Square Feet                   310,919
                                            ===========

           QUARTERLY SUPPLEMENTAL DISCLOSURE
                  SEPTEMBER 30, 2001

         Residential (Multi-family) Properties


                                                                                            % Occupied          % Occupied
                 Property                         Location      Square Feet     Units    September 30, 2001    June 30, 2001
                 --------                         --------      -----------     -----    ------------------    -------------

               Mid-Atlantic

                 Maryland
          Glen Oaks Apartments (1)                Greenbelt         557,772      463            98%                 99%

              North Carolina
            Village Apartments                  Winston Salem       578,606      600            84%                 82%

                 Mid-West

                 Missouri
 Gate House, Holiday House, Tiger Village,        Columbia          628,891      874            93%                 92%
                                                                 ----------     ----           ---                 ---
            Colony Apartments (2)


                  Totals                                          1,765,269    1,937            92%                 91%
                                                                 ==========   ======           ===                 ===




(1)  This property is held for sale as of September 30, 2001

(2) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2001


Properties Under Redevelopment

The Company's redevelopment program focuses on selecting well-located neighborhood and community shopping centers and creating significant value through retenanting and property redevelopment. The Company currently has four properties under redevelopment. Two of these projects are expected to be substantially complete by the end of 2001 as follows:

Abington Towne Center - The Company has completed the first phase of redevelopment of this previously enclosed multi-level mall located in the Philadelphia suburb of Abington, Pennsylvania. In 2000, the Company sold approximately 157,000 square feet representing the top two floors and the rear portion of the ground level and the related parking area to the Target Corp. that completed the build-out of the space and opened the store for business during October 2001. The Company has "de-malled" the balance of the center consisting of approximately 46,000 square feet of the main building and 13,000 square feet of store space in outparcel buildings that it will continue to own and operate. Costs incurred on this redevelopment project (net of reimbursements from Target) through September 30, 2001 totaled $3.0 million with approximately $500,000 of costs remaining to complete the redevelopment of this property.

Methuen Shopping Center - This center, located in Methuen, Massachusetts (part of the Boston metropolitan statistical area) was formerly anchored by a Caldor discount department store. The Company purchased this lease in bankruptcy and has executed a lease with Wal*Mart for an 89,000 square foot department store which opened for business in October 2001. Projected costs to complete this project are approximately $400,000.

The remaining two properties under redevelopment are as follows:

Elmwood Park Shopping Center - This center, located in Elmwood Park, New Jersey, is approximately ten miles west of New York City. The redevelopment consists of reanchoring, renovating and expanding the existing 125,000 square foot shopping center by 10,000 square feet. Demolition of the main parcel and former office tower has been completed. A new freestanding 48,000 square foot supermarket will be constructed to replace an undersized (28,000 square feet) in-line former Grand Union supermarket. The project also includes the expansion of an existing Walgreens drug store. As of September 30, 2001, costs incurred on this project totaled $3.1 million. The Company expects remaining redevelopment costs of approximately $8.9 million to complete this project. In conjunction with the supermarket rent commencement, the Operating Partnership is also currently obligated to issue OP Units equal to $2.8 million to the original owners who contributed the property to the Company in connection with the RDC Transaction in August 1998.

Gateway Shopping Center - The redevelopment of the Gateway Shopping Center, a partially enclosed mall located in South Burlington, Vermont, includes the demolition of 90% of the property and the construction of a new anchor supermarket. Following the bankruptcy of the former anchor Grand Union, the lease was assigned to and assumed by Shaw's supermarket. During October 2001, the Company executed a new lease with Shaw's for a new 66,000 square foot store to be constructed. This replaces the 32,000 square foot store formerly occupied by Grand Union. Total costs to date for this project (including the original acquisition of the property in 1999) were $7.8 million. The Company expects remaining redevelopment costs of approximately $8.8 million to complete this project.